American Beacon

PROSPECTUS

Share Class
	A	C	Y	Institutional	Investor
American Beacon Zebra Global Equity Fund	AZLAX	AZLCX	AZLYX	AZLIX	AZLPX
American Beacon Zebra Small Cap Equity Fund	AZSAX	AZSCX	AZSYX	AZSIX	AZSPX
American Beacon SiM High Yield Opportunities Fund	SHOAX	SHOCX	SHOYX	SHOIX	SHYPX
American Beacon The London Company Income Equity Fund	ABCAX	ABECX	ABCYX	ABCIX	ABCVX

This Prospectus contains important information you should know about investing, including information about risks. Please read it before you invest and keep it for future reference.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

American Beacon Zebra Global Equity Fund SM

Investment Objective

The Fund's investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 35 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 49 of the statement of additional information ("SAI").

Shareholder Fees (fees paid directly from your investment)

Share Class	A		C	Y	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%		None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50	% [1]	1.00%	None	None	None
[1]	A contingent deferred sales charge (''CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Share class	A	C	Y	Institutional	Investor
Management fees	0.38%	0.38%	0.38%	0.38%	0.38%
Distribution (12b-1) fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other Expenses	2.39%	2.33%	2.12%	2.17%	2.49%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses [2]	3.03%	3.72%	2.51%	2.56%	2.88%
Fee Waiver and/or expense reimbursement	(1.83)%	(1.77)%	(1.61)%	(1.76)%	(1.70)%
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement [3]	1.20%	1.95%	0.90%	0.80%	1.18%
[1]	The fee table has been restated with respect to the Fund's A Class and C Class Shares to reflect a reduction in the administrative services fee effective July 1, 2014.
[2]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

[3]

The Manager has contractually agreed to waive fees and/or reimburse expenses of the Fund's A Class, C Class, Y Class, Institutional Class and Investor Class shares, as applicable, through December 31, 2015 to the extent that Total Annual Fund Operating Expenses exceed 1.19% for the A Class, 1.94% for the C Class, 0.89% for the Y Class, 0.79% for the Institutional Class and 1.17% for the Investor Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only with the approval of a majority of the Fund's Board of Trustees. The Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the contractual percentage limit in effect at the time of the waiver/reimbursement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$690	$1,294	$1,922	$3,606
C	$298	$975	$1,772	$3,854
Y	$92	$628	$1,191	$2,725
Institutional	$82	$629	$1,202	$2,763
Investor	$120	$731	$1,368	$3,083

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$198	$975	$1,772	$3,854

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 63% of the average value of its portfolio.

1	Prospectus – Fund Summaries

Principal Investment Strategies

Under normal market conditions, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities. The Fund will primarily invest in equity securities of large- and mid-capitalization companies from countries represented in the Morgan Stanley Capital International® World Index ("MSCI World Index"). The MSCI® World Index is designed to measure the equity market performance of large- and mid-capitalization companies across twenty-four developed markets countries. Under normal circumstances, the Fund will invest a significant amount of assets outside the United States. In addition to common stocks, preferred stocks, American Depositary Receipts ("ADRs"), and securities convertible into or exchangeable for common stocks, the Fund may also invest in real estate investment trusts ("REITs") and master limited partnerships (''MLPs'').

The Fund's sub-advisor, Zebra Capital Management, LLC ("Zebra"), seeks to capture a liquidity premium among fundamentally strong, publicly-traded equities. A liquidity premium is the additional return that may be realized on the sales of securities that are less liquid at the time of purchase. A liquidity premium may exist in public equity markets, as more liquid stocks tend to be priced at a premium, while less liquid stocks are priced at a discount, thus having higher expected appreciation. Despite producing similar levels of earnings and cash flows, these less liquid stocks can often be purchased at lower prices, offering higher expected appreciation. Frequently, a fundamentally-sound stock is less traded because it has temporarily fallen out of favor. Over time, the market may recognize the inherent value of the stock again, where the Fund would stand to benefit from the liquidity premium as the stock's trading activity and price rise. Zebra chooses the securities that comprise the Fund's portfolio first by identifying stocks with strong fundamentals (i.e., earnings, book value, cash flows) that Zebra believes are undervalued in the market relative to their long-term appreciation potential. Zebra then applies the liquidity premium analysis to identify the stocks that trade less frequently than stocks with comparable fundamentals.

Stocks are typically sold when fundamentals deteriorate, trading activity increases relative to changes in a stock's fundamentals, or Zebra believes there are greater opportunities to capture liquidity premium in other stocks. On a short-term basis, the Fund may invest cash balances in money market funds or ETFs and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. Zebra may trade forward foreign currency contracts or currency futures in an attempt to reduce the Fund's risk exposure to adverse fluctuation in currency exchange rates with respect to non-U.S. investments. The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Counterparty Risk
The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund.

Currency Risk
The Fund may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward currency exchange contracts in non-U.S. currencies, and non-U.S. currency futures contracts. Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Equity Investments Risk
Equity securities are subject to market risk. The Fund's investments in equity securities may include preferred stocks, common stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and MLPs. Such investments may expose the Fund to additional risks.  Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities' investment value. Depositary receipts are subject to certain of the risks associated with investing directly in foreign securities. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Investments in MLPs are subject to certain risks that differ from investment in common stock. Holders of units in MLPs have more limited rights and may be required to sell their common units at an undesirable time or price. The Fund's investments in MLPs may also make it more difficult for the Fund to meet the requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").

Foreign Currency Forward Risk
Foreign currency forward contracts are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of foreign currency forward contracts may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the foreign currency forward contract. Not all forward contracts require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Foreign currency forward transactions include risks associated with fluctuations in foreign currency.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets.

Futures Contract Risk
Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. There can be no assurance that any strategy used will succeed. There may not be a liquid secondary market for the futures contract. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Prospectus – Fund Summaries	2

High Portfolio Turnover Risk
Portfolio turnover is a measure of the Fund's trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase the Fund's transaction costs and possibly have a negative impact on performance.

Investment Risk
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Liquidity Risk
The Fund is susceptible to the risk that certain investments held by the Fund may have limited marketability or have restrictions on sale, and may be difficult to sell at favorable times or prices. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund.

Market Risk
Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund's shares.  The Fund's equity investments are subject to stock market risk, which involves the possibility that the value of the Fund's investments in stocks will decline due to drops in any of the many individual country or global financial markets.  The Fund's fixed-income investments are subject to the risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to purchase and sell the debt securities.  Turbulence in financial markets and reduced liquidity in credit, fixed-income, or equity markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Timing Risk
Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of the Fund's NAV, (ii) an increase in the Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies. Because of specific securities in which the Fund may invest, it could be subject to the risk of market timing activities by shareholders.

Mid-Capitalization Companies Risk
Investing in the securities of medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization companies and more established companies. Since medium-sized companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and can be sensitive to expected changes in interest rates, borrowing costs and earnings.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including open-end funds, and money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those funds.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risks. Borrowers of the Fund's securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund's ability to vote proxies or to settle transactions.

Securities Selection Risk
Securities selected by the sub-advisor or the Manager for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Segregated Assets Risk
In connection with certain transactions that may give rise to future payment obligations, including many types of derivatives, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position, which cannot be sold while the position they are covering is outstanding, unless they are replaced with other securities of equal value.

Valuation Risk
The Fund may value certain assets at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain derivatives, which may be illiquid or which may become illiquid.

Fund Performance

The bar chart and table below provide an indication of risk by comparing the Fund's performance with a broad measure of market performance. The table shows how the Fund's performance compares to a broad-based market index. The bar chart does not reflect any charges, which would reduce your return. The chart and the table below show the performance of the Fund's Investor Class shares for all periods. The Fund began offering A Class shares, Y Class shares, Institutional Class shares and Investor Class shares on June 1, 2010; and C Class shares on September 1, 2010. In the table below, the performance of the Investor Class shares is shown for the C Class shares prior to the date the C Class shares were first offered. The Investor Class shares and C Class shares would have had similar annual returns because the shares are invested in the same portfolio securities. However, Investor Class shares and C Class shares have different expenses.  You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Effective December 31, 2012, the Fund changed its name from American Beacon Zebra Large Cap Equity Fund to American Beacon Zebra Global Equity Fund, eliminated its policy to invest at least 80% of its net assets in equity securities of large market capitalization U.S. companies, and adopted its current investment strategy. The performance shown below for periods prior to the implementation of these changes may not be representative of future performance of the Fund under its new policies.

3	Prospectus – Fund Summaries

Calendar year total returns for Investor Class Shares. Year Ended 12/31
Highest Quarterly Return: 11.13% 3rd Quarter 2010 6/1/2010 through 12/31/2013 Lowest Quarterly Return: -16.38% 3rd Quarter 2011 6/1/2010 through 12/31/2013
The calendar year-to-date total return as of September 30, 2014 was 3.28%

Average annual total returns [1] for periods ended December 31, 2013
	Inception Date of Class	1 Year	Since Inception
Investor Class	6/1/2010
Returns Before Taxes		24.55%	15.32%
Returns After Taxes on Distributions		15.91%	12.48%
Returns After Taxes on Distributions and Sale of Fund Shares		16.19%	11.51%

	Inception Date of Class	1 Year	Since Inception
Share Class (Before Taxes)
Institutional	6/1/2010	25.09%	15.75%
Y	6/1/2010	24.92%	15.68%
A	6/1/2010	17.29%	13.31%
C	9/1/2010	22.57%	14.40%

	1 Year	Since Inception (06/01/2010)
Indices (reflects no deduction for fees expenses or taxes)
MSCI World Index	26.68%	15.16%
Russell 1000/MSCI World Linked Index	26.68%	16.82%
[1]

After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.  If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Management

The Manager The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor The Fund's investment sub-advisor is Zebra Capital Management, LLC.

Portfolio Managers

Zebra Capital Management, LLC	Roger Ibbotson, Ph.D. Chief Investment Officer Since Fund Inception (2010)	Eric Stokes Portfolio Manager Since 2011

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, through a retirement account, through an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge.

Prospectus – Fund Summaries	4

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

5	Prospectus – Fund Summaries

American Beacon Zebra Small Cap Equity Fund SM

Investment Objective

The Fund's investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 35 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 49 of the statement of additional information ("SAI").

Shareholder Fees (fees paid directly from your investment)

Share Class	A		C	Y	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%		None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50	% [1]	1.00%	None	None	None
[1]	A contingent deferred sales charge (''CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Share Class	A	C	Y	Institutional	Investor
Management fees	0.58%	0.58%	0.58%	0.58%	0.58%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other expenses	1.22%	1.23%	1.07%	1.06%	1.28%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses [2]	2.06%	2.82%	1.66%	1.65%	1.87%
Fee Waiver and/or expense reimbursement	(0.66)%	(0.67)%	(0.56)%	(0.65)%	(0.49)%
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement [3]	1.40%	2.15%	1.10%	1.00%	1.38%
[1]	The fee table has been restated with respect to the Fund's A Class and C Class Shares to reflect a reduction in the administrative services fee effective July 1, 2014.
[2]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

[3]

The Manager has contractually agreed to waive fees and/or reimburse expenses of the Fund's A Class, C Class, Y Class, Institutional Class and Investor Class shares, as applicable, through December 31, 2015 to the extent that Total Annual Fund Operating Expenses exceed 1.39% for the A Class, 2.14% for the C Class, 1.09% for the Y Class, 0.99% for the Institutional Class and 1.37% for the Investor Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only with the approval of a majority of the Fund's Board of Trustees. The Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the contractual percentage limit in effect at the time of the waiver/reimbursement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$709	$1,123	$1,562	$2,777
C	$318	$811	$1,430	$3,100
Y	$112	$468	$849	$1,919
Institutional	$102	$456	$835	$1,900
Investor	$141	$541	$966	$2,152

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$218	$811	$1,430	$3,100

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 76% of the average value of its portfolio.

Prospectus – Fund Summaries	6

Principal Investment Strategies

Under normal market conditions, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of small market capitalization U.S. companies. These companies have market capitalizations similar to the market capitalizations of the companies in the Russell 2000® Index at the time of investment.

The Russell 2000® Index is comprised of the 2000 companies at the bottom of the Russell 3000® Index based on total market capitalization. As of September 30, 2014, the market capitalizations of the companies in the Russell 2000® Index ranged from $38 million to $7.2 billion. In addition to common stocks, preferred stocks, American Depositary Receipts ("ADRs"), and securities convertible into or exchangeable for common stocks, the Fund may also invest in real estate investment trusts ("REITs") and master limited partnerships ("MLPs").

The Fund's sub-advisor, Zebra Capital Management, LLC ("Zebra"), seeks to capture a liquidity premium among fundamentally strong, publicly-traded equities. A liquidity premium is the additional return that may be realized on the sales of securities that are less liquid at the time of purchase. A liquidity premium may exist in public equity markets, as more liquid stocks tend to be priced at a premium, while less liquid stocks are priced at a discount, thus having higher expected appreciation. Despite producing similar levels of earnings and cash flows, these less liquid stocks can often be purchased at lower prices, offering higher expected appreciation. Frequently, a fundamentally-sound stock is less traded because it has temporarily fallen out of favor. Over time, the market may recognize the inherent value of the stock again, where the Fund would stand to benefit from the liquidity premium as the stock's trading activity and price rise. Zebra chooses the securities that comprise the Fund's portfolio first by identifying stocks with strong fundamentals (i.e., earnings, book value, cash flows) that Zebra believes are undervalued in the market relative to their long-term appreciation potential. Zebra then applies the liquidity premium analysis to identify the stocks that trade less frequently than stocks with comparable fundamentals.

Stocks are typically sold when fundamentals deteriorate, trading activity increases relative to changes in a stock's fundamentals, or Zebra believes there are greater opportunities to capture liquidity premium in other stocks. On a short-term basis, the Fund may invest cash balances in money market funds and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Counterparty Risk
The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund.

Dividend Risk
An issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels.  Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks.

Equity Investments Risk
Equity securities are subject to market risk. The Fund's investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and MLPs. Such investments may expose the Fund to additional risks.  Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities' investment value. Depositary receipts are subject to certain of the risks associated with investing directly in foreign securities. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Investments in MLPs are subject to certain risks that differ from investment in common stock. Holders of units in MLPs have more limited rights and may be required to sell their common units at an undesirable time or price. The Fund's investments in MLPs may also make it more difficult for the Fund to meet the requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended.

Futures Contract Risk
Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. There can be no assurance that any strategy used will succeed. There may not be a liquid secondary market for the futures contract. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Investment Risk
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Liquidity Risk
The Fund is susceptible to the risk that certain investments held by the Fund may have limited marketability or have restrictions on sale, and may be difficult to sell at favorable times or prices. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund.

Market Risk
Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund's shares.  The Fund's equity investments are subject to stock market risk, which involves the possibility that the value of the Fund's investments in stocks will decline due to drops in any of the many individual country or global financial markets.  The

7	Prospectus – Fund Summaries

Fund's fixed-income investments are subject to the risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to purchase and sell the debt securities.  Turbulence in financial markets and reduced liquidity in credit, fixed-income, or equity markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those funds.

Sector Risk
Sector risk is the risk associated with the Fund holding a significant amount of investments in similar businesses, which could be affected by the same economic or market conditions.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risks. Borrowers of the Fund's securities typically provide collateral in the form of cash that is reinvested in securities. The securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund's ability to vote proxies or to settle transactions.

Securities Selection Risk
Securities selected by the sub-advisor or the Manager for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Segregated Assets Risk
In connection with certain transactions that may give rise to future payment obligations, including many types of derivatives, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position, which cannot be sold while the position they are covering is outstanding, unless they are replaced with other securities of equal value.

Small Capitalization Companies Risk
Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since smaller companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Fund Performance

The bar chart and table below provide an indication of risk by comparing the Fund's performance with a broad measure of market performance. The table shows how the Fund's performance compares to a broad-based market index. The bar chart does not reflect any charges, which would reduce your return. The chart and the table below show the performance of the Fund's Investor Class shares for all periods. The Fund began offering A Class shares, Y Class shares, Institutional Class shares and Investor Class shares on June 1, 2010; and C Class shares on September 1, 2010. In the table below, the performance of the Investor Class shares is shown for the C Class shares prior to the date the C Class shares were first offered. The Investor Class shares and C Class shares would have had similar annual returns because the shares are invested in the same portfolio securities. However, Investor Class shares and C Class shares have different expenses. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31
Highest Quarterly Return: 15.69% 4th Quarter 2011 6/1/2010 through 12/31/2013 Lowest Quarterly Return: -18.05% 3rd Quarter 2011 6/1/2010 through 12/31/2013
The calendar year-to-date total return as of September 30, 2014 was -5.50%

Average annual total returns [1] for periods ended December 31, 2013
	Inception Date of Class	1 Year	Since Inception
Investor Class	6/1/2010
Returns Before Taxes		41.96%	20.00%
Returns After Taxes on Distributions		37%	17.91%
Returns After Taxes on Distributions and Sale of Fund Shares		24.83%	15.73%

Prospectus – Fund Summaries	8

	Inception Date of Class	1 Year	Since Inception
Share Class (Before Taxes)
Institutional	6/1/2010	42.44%	20.47%
Y	6/1/2010	42.29%	20.34%
A	6/1/2010	33.58%	17.92%
C	9/1/2010	39.66%	19.03%

	1 Year	Since Inception (06/01/2010)
Indices (reflects no deduction for fees expenses or taxes)
Russell 2000 Index	38.82%	19.43%
[1]

After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.  If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Management

The Manager The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor The Fund's investment sub-advisor is Zebra Capital Management, LLC.

Portfolio Managers

Zebra Capital Management, LLC	Roger Ibbotson, Ph.D Chief Investment Officer Since Fund Inception (2010)	Eric Stokes Portfolio Manager Since 2011

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, through a retirement account, through an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

9	Prospectus – Fund Summaries

American Beacon SiM High Yield Opportunities Fund SM

Investment Objective

The Fund's investment objective is to seek high current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 35 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 49 of the statement of additional information ("SAI").

Shareholder Fees (fees paid directly from your investment)

Share Class	A		C	Y	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	4.75%		None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50	% [1]	1.00%	None	None	None
Redemption fee (as a percentage of amount redeemed; applies to the proceeds of shares redeemed within 90 days of purchase)	2.00%		2.00%	2.00%	2.00%	2.00%
[1]	A contingent deferred sales charge (''CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Share Class	A	C	Y	Institutional	Investor
Management fees	0.46%	0.46%	0.46%	0.46%	0.46%
Distribution (12b-1) fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other expenses	0.62%	0.62%	0.48%	0.40%	0.65%
Acquired Fund Fees and Expenses	0.00%	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.33%	2.08%	0.94%	0.86%	1.11%
Fee Waiver and/or expense reimbursement	(0.09)%	(0.09)%	0.00%	(0.02)%	0.00%
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement [2]	1.24%	1.99%	0.94%	0.84%	1.11%
[1]	The fee table has been restated with respect to the Fund's A Class and C Class Shares to reflect a reduction in the administrative services fee effective July 1, 2014.
[2]

The Manager has contractually agreed to waive fees and/or reimburse expenses of the Fund's A Class, C Class and Institutional Class, as applicable, through December 31, 2015 to the extent that Total Annual Fund Operating Expenses exceed 1.24%for the A Class, 1.99% for the C Class, and 0.84% for the Institutional Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, litigation and other extraordinary expenses). The contractual expense reimbursement can be changed only with the approval of a majority of the Fund's Board of Trustees. The Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the contractual percentage limit in effect at the time of the waiver/reimbursement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$595	$868	$1,161	$1,993
C	$302	$643	$1,110	$2,403
Y	$96	$300	$520	$1,155
Institutional	$86	$272	$474	$1,058
Investor	$113	$353	$612	$1,353

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$202	$643	$1,110	$2,403

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 38% of the average value of its portfolio.

Prospectus – Fund Summaries	10

Principal Investment Strategies

This Fund seeks to maximize current income by investing in a diversified portfolio of fixed income securities that are generally rated below investment grade (such as Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Ratings Services or Fitch, Inc.) or deemed to be below investment grade by Strategic Income Management, LLC ("SiM"). These types of securities are commonly referred to as "high yield" or "junk" bonds.

The Fund seeks its investment objective by investing, under normal circumstances, at least 80% of the Fund's net assets in non-investment grade securities and/or financial instruments that provide exposure to non-investment grade securities. These financial instruments include options and futures contracts (including options and futures contracts on stock indices and currencies), forward contracts (including currency forward contracts), swap agreements and structured notes whose underlying assets are rated below investment grade.

The non-investment grade securities in which the Fund may invest include: corporate bonds, convertible securities, preferred stock, bank and senior loans, emerging market debt, municipal securities, asset-backed and mortgage-backed securities, and Rule 144A securities. The Fund may invest in securities of foreign issuers, including those in emerging markets. The Fund has no limitations regarding the maturities of the debt securities it can buy, the market capitalization of the issuers of those securities or whether the securities are rated.

The Fund's investments in derivative instruments include futures contracts, forward contracts, and swaps. The Fund may use these derivative instruments to enhance total return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to manage the effective duration of its portfolio, and to manage certain investment risks or as a substitute for purchase or sale of the underlying currencies or securities.

The Fund may have exposure to foreign currencies for investment or hedging purposes by purchasing or selling forward currency exchange contracts in non-U.S. or emerging market currencies, and non-U.S. currency futures contracts. The Fund may also make direct investments in non-U.S. currencies and in securities denominated in non-U.S. currencies. Investments in currencies and currency hedging are established to extract value or reduce risk.

The remainder of the Fund's assets may be invested in any other securities that SiM believes are consistent with the Fund's objective, including investment grade fixed-income securities, U.S. government securities, common stock, American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"), real estate investment trusts ("REITs"), loan participation interests, and income-producing equity securities, such as master limited partnerships ("MLPs"), income trusts and income deposit securities ("IDSs").

In selecting investments for the Fund, SiM uses an approach that combines different aspects of top down and bottom up analysis. As part of its top down analysis, SiM utilizes a core philosophy to identify positive long term trends. SiM then invests in sectors, industries and companies that will benefit from these trends. Concurrent with this core philosophy, SiM's management seeks to take advantage of market volatility by analyzing and potentially investing in sectors, industries and companies undergoing a change in dynamics that has not been fully recognized by the market. Market volatility continually provides opportunities to capture value from these types of situations. Once potential investment opportunities are identified, SiM utilizes bottom up research to assess the fundamental strengths and weaknesses of each individual company and the best risk/reward security is chosen for inclusion in the portfolio.

SiM may reduce or sell the Fund's portfolio securities for a variety of reasons, including if, in SiM's opinion, a security's value becomes fully recognized or there is a reassessment of the fundamental attributes of the security.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your money by investing in the Fund. The Fund is designed primarily for investors seeking current income from a fund that typically invests mainly in a variety of domestic and foreign high-yield, high-risk debt securities. Those investors should be willing to assume the credit risks of a fund that typically invests a significant amount of its assets in below investment-grade debt securities and the price changes in those securities that can occur when interest rates change. The Fund is not designed for investors who need an assured level of current income. The Fund is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Allocation and Correlation Risk
The sub-advisor's judgments about, and allocations between, asset classes and market exposures may adversely affect the Fund's performance. This risk may be increased by the use of derivatives to increase allocations to various market exposures.

Asset-Backed and Mortgage Related Securities Risk
Investments in asset-backed and mortgage related securities are subject to market risks for fixed-income securities which includes, but are not limited to, interest rate risk, extension risk and prepayment risk.

Bank Loans and Senior Loans Risk
Bank loans and senior loans are subject to credit risk, interest rate risk and liquidity risk. In addition, bank loans and senior loans are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan.

Convertible Securities Risk
The value of a convertible security (''convertible'') is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The investment value of a convertible is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock. The conversion value will decrease as the price of the underlying common stock decreases. When conversion value is substantially below investment value, the convertible's price tends to be influenced more by its yield, so changes in the price of the underlying common stock may not have as much of an impact. Conversely, the convertible's price tends to be influenced more by the price of the underlying common stock when conversion value is comparable to or exceeds investment value. Convertible securities may be subject to market risk, credit risk and interest rate risk.

Counterparty Risk
The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund.

Credit Risk
The Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as "junk bonds"). Since the Fund can invest significantly in lower-quality debt securities considered speculative in nature, this risk will be substantial.

11	Prospectus – Fund Summaries

Currency Risk
The Fund may have exposure to foreign currencies by purchasing or selling forward currency contracts in non-U.S. currencies, non-U.S. currency futures contracts and in securities denominated in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Derivatives Risk
Derivatives may involve significant risk. The use of derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives.  Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk. As a result the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. In addition, the Fund's investments in derivatives are subject to the following risks:

■

Futures and Forward Contracts. Futures and forward contracts are derivative instruments pursuant to a contract where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts that are intended to hedge those security positions, which will increase the volatility of the Fund. There can be no assurance that any strategy used will succeed. Not all forward contracts require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. There may not be a liquid secondary market for the futures contracts. Forward currency transactions include the risks associated with fluctuations in currency. Interest rate and treasury futures contracts expose the Fund to price fluctuations resulting from changes in interest rates. The Fund could suffer a loss if interest rates rise after the Fund has purchased an interest rate futures contract or fall after the Fund has sold an interest rate futures contract. Similarly, treasury futures contracts expose the Fund to potential losses if interest rates do not move as expected.

■

Options. There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged which may cause a given hedge not to achieve its objective. If the Fund's portfolio managers apply a strategy at an inappropriate time or judge market conditions or trends incorrectly, options may lower the Fund's return.

■

Structured Notes. Structured notes are subject to interest rate risk and credit risk. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult to value them or sell them at an acceptable price.

■

Swap Agreements. Swaps are subject to counterparty risk. Credit default swaps, including credit default swaps on baskets of securities (such as the CDX indices), are subject to credit risk on the underlying investment. Interest rate swaps are subject to interest rate and credit risk. Total return swaps may be subject to credit risk and market risk.

Dividend Risk
An issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels.  Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks.

Emerging Markets Risk
When investing in emerging markets, the risks of investing in foreign securities discussed below are heightened. Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy's dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures.

Equity Investments Risk
Equity securities are subject to market risk. The Fund's investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, depositary receipts, REITs, MLPs, income trusts and IDSs. Such investments may expose the Fund to additional risks.  Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.  Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities' investment value. Depositary receipts are subject to certain of the risks associated with investing directly in foreign securities. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.  Holders of units in MLPs have more limited rights and may be required to sell their common units at an undesirable time or price. The Fund's investments in MLPs may also make it more difficult for the Fund to meet the requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended.  Income trusts and IDSs are subject to credit risk, interest rate risk and dividend risk.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets.

Hedging Risk
If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the Fund's return, or create a loss.

High Yield Securities Risk
Investing in high yield, below investment-grade securities (commonly referred to as "junk bonds") generally involves significantly greater risks of loss of your money than an investment in investment grade securities. Rising interest rates may compound these difficulties and reduce an issuer's ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy.  Below investment grade securities may experience greater price volatility and less liquidity than investment grade securities.

Illiquid and Restricted Securities Risk
Securities not registered in the U.S. under the Securities Act are restricted as to their resale. They may be less liquid than other investments because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell a restricted security when the sub-advisors consider it desirable to do so and/or may have to sell the security at a lower price. In addition, transaction costs may be higher for restricted securities than for more

Prospectus – Fund Summaries	12

liquid securities. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Interest Rate Risk
The Fund is subject to the risk that the market value of fixed income securities or derivatives it holds, particularly mortgage backed and other asset backed securities, will decline due to rising interest rates. When interest rates rise, the prices of most fixed income securities go down.  As of the date of this Prospectus, interest rates are at or near historic lows, which may increase the Fund's exposure to the risks associated with rising interest rates.  The prices of fixed income securities or derivatives are also affected by their duration. Fixed income securities or derivatives with longer duration generally have greater sensitivity to changes in interest rates.  For example, if a bond has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the bond.

Investment Risk
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Leveraging Risk
The Fund's use of futures, forward contracts, swaps, structured notes, other derivative instruments and selling securities short will have the economic effect of financial leverage. Financial leverage magnifies the exposure to the swings in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that the Fund will have the potential for greater losses than if the Fund does not use the derivative instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund's exposure to an asset or class of assets and may cause the Fund's NAV to be volatile.

Liquidity Risk
Fund is susceptible to the risk that certain investments held by the Fund may have limited marketability or have restrictions on sale, and may be difficult to sell at favorable times or prices. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund.

Loan Participation Interests Risk
Loan participation interests may be collateralized or uncollateralized and are subject to the credit risk of the servicing agent as well as the credit risk of the borrower. If the Fund purchases a participation interest, it may be only able to enforce its rights through the lender.

Market Risk
Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund's shares.  The Fund's fixed-income investments are subject to the risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to purchase and sell the debt securities.  The Fund's equity investments are subject to stock market risk, which involves the possibility that the value of the Fund's investments in stocks will decline due to drops in any of the many individual country or global financial markets.  Turbulence in financial markets and reduced liquidity in credit, fixed-income, or equity markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Timing Risk
Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of the Fund's NAV, (ii) an increase in the Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies. Because of specific securities in which the Fund may invest, it could be subject to the risk of market timing activities by shareholders.

Municipal Securities Risk
Municipal securities are subject to credit risk where a municipal issuer of a security might not make interest and principal payments on a security as they become due. A downgrade in the issuer's or security's credit rating can reduce the market value of the security. Municipal securities are also subject to interest rate risk.

Prepayment and Extension Risk
The Fund's investments in asset-backed and mortgage-backed securities are subject to the risk that the principal amount of the underlying collateral may be repaid prior to the bond's maturity date. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate. Conversely, a  decrease in expected prepayments may result in the extension of a security's effective maturity and a decline in its price.

Sector Risk
Sector risk is the risk associated with the Fund holding a significant amount of investments in similar businesses, which could be affected by the same economic or market conditions.

Securities Selection Risk
Securities selected by the sub-advisor or the Manager for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Segregated Assets Risk
In connection with certain transactions that may give rise to future payment obligations, including many types of derivatives, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position, which cannot be sold while the position they are covering is outstanding, unless they are replaced with other securities of equal value.

Unrated Securities Risk
Investing in unrated securities involves the risk that the sub-advisor may not accurately evaluate the security's comparative credit rating. To the extent that the Fund invests in unrated securities, the Fund's success in achieving its investment objective may depend more heavily on the sub-advisors' credit analysis than if the Fund invested exclusively in rated securities.

U.S. Government Securities and Government Sponsored Enterprises Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (''Fannie Mae''), the Federal Home Loan Mortgage

13	Prospectus – Fund Summaries

Corporation (''Freddie Mac''), Federal Home Loan Banks, Federal Farm Credit Banks, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. U.S. Government securities are also subject to credit risk and interest rate risk.

Valuation Risk
The Fund may value certain assets at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain derivatives, which may be illiquid or which may become illiquid.

Fund Performance

The bar chart and table below provide an indication of risk by comparing the Fund's performance with a broad measure of market performance. The table shows how the Fund's performance compares to a broad-based market index. The bar chart does not reflect any charges, which would reduce your return. The chart and the table below show the performance of the Fund's Investor Class shares for all periods. The Fund began offering all shares classes on February 14, 2011. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31
Highest Quarterly Return: 6.99% 1st Quarter 2012 2/14/2011 through 12/31/2013 Lowest Quarterly Return: -6.55% 3rd Quarter 2011 2/14/2011 through 12/31/2013
The calendar year-to-date total return as of September 30, 2014 was 4.45%

Average annual total returns [1] for periods ended December 31, 2013
	Inception Date of Class	1 Year	Since Inception
Investor Class	2/14/2011
Returns Before Taxes		7.41%	8.72%
Returns After Taxes on Distributions		3.45%	5.53%
Returns After Taxes on Distributions and Sales of Fund Shares		4.42%	5.46%

	Inception Date of Class	1 Year	Since Inception
Share Class (Before Taxes)
Institutional	2/14/2011	7.74%	9.24%
Y	2/14/2011	7.62%	9.07%
C	2/14/2011	5.35%	7.90%
A	2/14/2011	2.13%	6.85%

	1 Year	Since Inception
Indices (reflects no deduction for fees expenses or taxes)
Merrill Lynch/Bank of America US High Yield Master II Index	7.42%	8.27%
[1]

After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.  If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Management

The Manager The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor The Fund's investment sub-advisor is Strategic Income Management, LLC.

Portfolio Managers

Strategic Income Management, LLC	Gary Pokrzywinski Chief Investment Officer Portfolio Manager Since Fund Inception (2011)	Brian Placzek Director of Research-High Yield, Portfolio Manager Since Fund Inception (2011)

Prospectus – Fund Summaries	14

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, through a retirement account, through an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

15	Prospectus – Fund Summaries

American Beacon The London Company Income Equity Fund SM

Investment Objective

The Fund's investment objective is current income, with a secondary objective of capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in the A Class shares of the American Beacon Funds. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 35 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 49 of the statement of additional information ("SAI").

Shareholder Fees (fees paid directly from your investment)

Share Class	A		C	Y	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%		None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50	% [1]	1.00%	None	None	None
[1]	A contingent deferred sales charge (''CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Share Class	A	C	Y	Institutional	Investor
Management fees	0.39%	0.39%	0.39%	0.39%	0.39%
Distribution (12b-1) fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other expenses	0.64%	1.63%	0.50%	0.43%	0.67%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses [2]	1.29%	2.03%	0.90%	0.83%	1.07%
Fee Waiver and/or expense reimbursement or recoupment	(0.09)%	(0.08)%	0.00%	(0.03)%	0.04%
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement or recoupment [3]	1.20%	1.95%	0.90%	0.80%	1.11%
[1]	The fee table has been restated with respect to the Fund's A Class and C Class Shares to reflect a reduction in the administrative services fee effective July 1, 2014.
[2]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

[3]

The Manager has contractually agreed to waive fees and/or reimburse expenses of the Fund's A Class, C Class and Institutional Class, as applicable, through December 31, 2015 to the extent that Total Annual Fund Operating Expenses exceed 1.19%for the A Class, 1.94% for the C Class, and 0.79% for the Institutional Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, litigation and other extraordinary expenses). The contractual expense reimbursement can be changed only with the approval of a majority of the Fund's Board of Trustees. The Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the contractual percentage limit in effect at the time of the waiver/reimbursement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$690	$952	$1,233	$2,034
C	$298	$629	$1,086	$2,352
Y	$92	$288	$500	$1,110
Institutional	$82	$262	$458	$1,023
Investor	$113	$344	$593	$1,309

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$198	$629	$1,086	$2,352

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) are invested in equity and equity-related investments. The Fund's investments in equity and equity-related investments include U.S. common stocks, preferred stocks, American

Prospectus – Fund Summaries	16

Depositary Receipts ("ADRs"), U.S. dollar-denominated foreign stocks traded on U.S. exchanges, securities convertible into or exchangeable for common stock, real estate investment trusts ("REITs"), and income trusts. The Fund may also invest up to 20% of its net assets in fixed income instruments, primarily including trust preferred securities and U.S. Government securities. The Fund may invest in issuers of any market capitalization and will typically hold 30 to 40 issuers in the Fund.

The Fund's investment sub-advisor, The London Company of Virginia, LLC ("The London Company"), emphasizes investments in profitable, financially stable, core companies that focus on generating high dividend income, are run by shareholder-oriented management, and trade at reasonable valuations. The London Company also seeks companies with high return on capital, consistent free cash flow generation, predictability and stability. The London Company employs an investment process with bottom up, fundamental analysis and follows a strict sell discipline.

On a short-term basis, the Fund may invest cash balances in other investment companies including money market funds, and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Counterparty Risk
The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund.

Credit Risk
The Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as "junk bonds"). Since the Fund can invest significantly in lower-quality debt securities considered speculative in nature, this risk will be substantial.

Dividend Risk
An issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels.  Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks.

Equity Investments Risk
Equity securities are subject to market risk. The Fund's investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, real estate investment trusts ("REITs"), ADRs, U.S. dollar-denominated foreign stocks traded on U.S. exchanges and income trusts. Such investments may expose the Fund to additional risks. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities' investment value. Investments in ADRs and U.S. dollar-denominated foreign stocks traded on U.S. exchange are subject to certain of the risks associated with investing directly in foreign securities. REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Income trusts are subject to credit risk, interest rate risk and dividend risk.

Focused Holdings Risk
Because the Fund may have a focused portfolio of fewer companies, the increase or decrease of the value of a single investment may have a greater impact on the Fund's NAV and total return when compared to other diversified funds.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets.

Futures Contract Risk
Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index which will increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. There can be no assurance that any strategy used will succeed. There may not be a liquid secondary market for the futures contract. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Interest Rate Risk
The Fund is subject to the risk that the market value of fixed income securities or derivatives it holds, particularly mortgage backed and other asset backed securities, will decline due to rising interest rates. When interest rates rise, the prices of most fixed income securities go down.  As of the date of this Prospectus, interest rates are at or near historic lows, which may increase the Fund's exposure to the risks associated with rising interest rates.  The prices of fixed income securities or derivatives are also affected by their duration. Fixed income securities or derivatives with longer duration generally have greater sensitivity to changes in interest rates.  For example, if a bond has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the bond.

Investment Risk
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

17	Prospectus – Fund Summaries

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Market Risk
Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund's shares.  The Fund's equity investments are subject to stock market risk, which involves the possibility that the value of the Fund's investments in stocks will decline due to drops in any of the many individual country or global financial markets.  The Fund's fixed-income investments are subject to the risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to purchase and sell the debt securities.  Turbulence in financial markets and reduced liquidity in credit, fixed-income, or equity markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those funds.

Securities Selection Risk
Securities selected by the sub-advisor or the Manager for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Segregated Assets Risk
In connection with certain transactions that may give rise to future payment obligations, including many types of derivatives, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position, which cannot be sold while the position they are covering is outstanding, unless they are replaced with other securities of equal value.

Small and Medium Capitalization Companies Risk
Investing in the securities of small and medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since small and medium-sized companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Trust Preferred Securities Risk
Trust preferred securities are subject to market risk and credit risk. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

U.S. Government Securities Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is only guaranteed by the applicable entity as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate.

Fund Performance

The bar chart and table below provide an indication of risk by comparing the Fund's performance with a broad measure of market performance.  The table shows how the Fund's performance compares to a broad-based market index.  The bar chart does not reflect any charges, which would reduce your returns.  The chart and the table below show the performance of the Fund's Investor Class shares for all periods.  The Fund began offering all shares classes on May 25, 2012.  You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com.  Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31
Highest Quarterly Return: 11.71% 1st Quarter 2013 5/29/2012 through 12/31/2013 Lowest Quarterly Return: 0.01% 4th Quarter 2012 5/29/2012 through 12/31/2013
The calendar year-to-date total return as of September 30, 2014 was 10.24%

Prospectus – Fund Summaries	18

Average annual total returns [1] for periods ended December 31, 2013
	Inception Date of Class	1 Year	Since Inception
Investor Class	5/29/2012
Returns Before Taxes		26.62%	20.16%
Returns After Taxes on Distributions		25.26%	19.16%
Returns After Taxes on Distributions and Sales of Fund Shares		15.07%	15.23%

	Inception Date of Class	1 Year	Since Inception
Share Class (Before Taxes)
Institutional	5/29/2012	27.10%	20.56%
Y	5/29/2012	26.95%	20.45%
A	5/29/2012	19.16%	15.56%
C	5/29/2012	24.52%	19.07%

	1 Year	Since Inception
Indices (reflects no deduction for fees expenses or taxes)
Russell 1000 Value Index	32.53%	27.14%
[1]

After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.  If you hold your Fund shares through a tax-deferred arrangement, such as an IRA or a 401(k), the after-tax returns do not apply to your situation.

Management

The Manager The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor The Fund's investment sub-advisor is The London Company of Virginia, LLC.

Portfolio Managers

The London Company of Virginia, LLC	Stephen M. Goddard Chief Investment Officer & Lead Portfolio Manager Since Fund Inception (2012) Jonathan T. Moody Principal & Portfolio Manager Since Fund Inception (2012)	J. Brian Campbell Portfolio Manager Since Fund Inception (2012) Mark E. DeVaul Portfolio Manager Since Fund Inception (2012)

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, through a retirement account, through an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

19	Prospectus – Fund Summaries

Tax Information

Dividends and capital gain distributions, if any, which you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes, unless your account is tax-exempt or tax deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

Prospectus – Fund Summaries	20

Additional Information About the Funds

To help you better understand the Funds, this section provides a detailed discussion of the Funds' investment policies, their principal strategies and risks and performance benchmarks. However, this Prospectus does not describe all of a Fund's investment practices. For additional information, please see the Funds' statement of additional information (''SAI''), which is available at www.americanbeaconfunds.com or by contacting us via telephone at 1-800-658-5811, by U.S. mail at P.O. Box 219643, Kansas City, MO 64121-9643, or by e-mail at americanbeaconfunds@ambeacon.com.

Additional Information About Investment Policies and Strategies

Investment Objectives

■

The American Beacon Zebra Global Equity Fund's investment objective is long-term capital appreciation.

■

The American Beacon Zebra Small Cap Equity Fund's investment objective is long-term capital appreciation.

■

The American Beacon SiM High Yield Opportunities Fund's investment objective is to seek high current income and secondarily, capital appreciation.

■

The American Beacon The London Company Income Equity Fund's investment objective is current income, with a secondary objective of capital appreciation.

Each Fund's investment objective is ''non-fundamental,'' which means that it may be changed by the Funds' Board of Trustees (''Board'') without the approval of Fund shareholders.

80% Investment Policies

■

The American Beacon Zebra Global Equity Fund has a non-fundamental policy to invest under normal market conditions at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities.

■

The American Beacon Zebra Small Cap Equity Fund has a non-fundamental policy to invest under normal market conditions at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small market capitalization U.S. companies.

■

The American Beacon SiM High Yield Opportunities Fund has a non-fundamental policy to invest under normal market conditions at least 80% of its net assets, plus borrowings for investment purposes, in non-investment grade securities and/or financial instruments that provide exposure to non-investment grade securities.

■

The American Beacon The London Company Income Equity Fund has a non-fundamental policy to invest under normal market conditions at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity and equity-related investments.

If a Fund changes its 80% investment policy, a notice will be sent to shareholders at least 60 days in advance of the change and this prospectus will be supplemented.

Temporary Defensive Policy

Each Fund may depart from its principal investment strategy by taking temporary defensive or interim positions in response to adverse market, economic, political or other conditions. During these times, a Fund may not achieve its investment objective.

Additional Information About the Management of the Funds

The Funds have retained American Beacon Advisors, Inc. to serve as their Manager. The Manager may allocate the assets of each Fund among different sub-advisors. The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the Funds. The Manager:

■

develops overall investment strategies for each Fund,

■

selects and changes sub-advisors,

■

allocates assets among sub-advisors,

■

monitors and evaluates the sub-advisor's investment performance,

■

monitors the sub-advisor's compliance with the Funds' investment objectives, policies and restrictions,

■

oversees the Funds' securities lending activities and actions taken by the securities lending agent to the extent applicable, and

■

invests the portion of Fund assets that the subadvisors determine should be allocated to short-term investments.

Each of the Funds' assets are currently allocated by the Manager to one respective sub-advisor. Each subadvisor has full discretion to purchase and sell securities for its segment of the Funds' assets in accordance with the Funds' objectives, policies, restrictions and more specific strategies provided by the Manager. The Manager oversees the sub-advisors but does not reassess individual security selections made by the sub-advisors for their portfolios.

The Funds operate in a manager of manager structure.  The Funds and the Manager have received from the Securities and Exchange Commission (''SEC'') that permits the Funds, subject to certain conditions and approval by the Board, to hire and replace sub-advisors that are unaffiliated with the Manager without approval of the shareholders.  The Manager has ultimate responsibility, subject to oversight by the Board, to oversee sub-advisors and recommend their hiring, termination and replacement. The order also exempts the Funds from disclosing the advisory fees paid by the Funds to individual sub-advisors that are unaffiliated with the Manager in various documents filed with the SEC and provided to shareholders. Instead, the fees payable to unaffiliated sub-advisors are aggregated, and fees payable to sub-advisors that are affiliated with the Manager, if any, would be aggregated with fees payable to the Manager. Disclosure of the separate fees paid to an affiliated sub-advisor would be required. One condition of the order is that whenever a sub-advisor change is proposed in reliance on the order, the Board, including a majority of its "non-interested" trustees, must approve the change and make a separate finding that the change is in the best interests of the Funds and its shareholders and does not involve a conflict of interest from which the Manager or a sub-advisor derives an inappropriate advantage. In addition, the Funds are required to provide shareholders with certain information regarding any new sub-advisor within 90 days of the hiring of any new sub-advisor.

American Beacon Zebra Global Equity Fund

■

Zebra Capital Management, LLC

American Beacon Zebra Small Cap Equity Fund

■

Zebra Capital Management, LLC

21	Prospectus – Additional Information About the Funds

American Beacon SiM High Yield Opportunities Fund

■

Strategic Income Management, LLC

American Beacon The London Company Income Equity Fund

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The London Company of Virginia, LLC

Additional Information About Investments

This section provides more detailed information regarding certain of the investments the Funds may invest in as well as information regarding the Funds' strategy with respect to investment of cash balances.

Cash Management Investments

A Fund may invest cash balances in money market funds that are registered as investment companies under the Investment Company Act of 1940, as amended (the ''Investment Company Act''), including money market funds that are advised by the Manager or a sub-advisor, and in futures contracts. If a Fund invests in money market funds, shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees, of the money market funds in which a Fund invests, such as advisory fees charged by the Manager to any applicable money market funds advised by the Manager. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including that a money market fund's yield will be lower than the return that a Fund would have derived from other investments that would provide liquidity.

To gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs, a Fund also may purchase and sell futures contracts on a daily basis that relate to securities in which they may invest directly and indices comprised of such securities. A futures contract is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid. As cash balances are invested in securities, a Fund may invest simultaneously those balances in futures contracts until the cash balances are delivered to settle the securities transactions. Because a Fund will have market exposure simultaneously in both the invested securities and futures contracts, a Fund may have more than 100% of its assets exposed to the markets. This can magnify gains and losses in a Fund. A Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures contracts and that there may not be a liquid secondary market for a futures contract.

Currencies

A Fund may invest in foreign currency-denominated securities and may also purchase and sell foreign currency options and foreign currency futures contracts and related options as well as currency swaps (see ''Derivative Investments''), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (''forwards''). A Fund may engage in these transactions in order to hedge or protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities or other derivative positions. A Fund also may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Derivative Investments

Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. A Fund may invest in the following derivative instruments:

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Forward Contracts. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities or securities, or the cash value of commodities, securities or a securities index, at an agreed upon future date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

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Futures Contracts. A futures contract is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather,upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid. An interest rate futures contract is a contract for the future delivery of an interest-bearing debt security. A treasury futures contract is a contract for the future delivery of a U.S. Treasury security. A Fund may, from time to time, use futures positions to equitize cash and expose its portfolio to changes in securities prices or index prices. This can magnify gains and losses in a Fund. A Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures contracts and that there may not be a liquid secondary market for a futures contract.

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Options. An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price, in the case of a call option, or to pay the exercise price upon delivery of the underlying security or currency, in the case of a put option.

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Options on Futures Contracts. An option on a futures contract provides the holder with the right to enter into a ''long'' position in the underlying futures contract, in the case of a call option, or a ''short'' position in the underlying futures contract in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option.

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Structured Notes. ''Structured'' notes are specially-designed derivative debt instruments. The terms of the instrument may be determined or ''structured'' by the purchaser and the issuer of the note. Payments of principal or interest on these notes may be linked to the value of an index (such as a currency or securities index), one or more securities, a commodity or the financial performance of one or more third-party borrowers. The value of these notes will normally rise or fall in response to the changes in the performance of the underlying security, index, currency, commodity or the financial condition of such borrowers.

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Swap Agreements. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer's failure to make timely payments of interest or principal, bankruptcy or restructuring. The terms of the swap transaction are either negotiated by a sub-advisor and the swap counterparty or established based on terms generally available on an exchange or contract market. In an interest rate swap, a Fund and another party exchange the right to receive payments equivalent to interest at differing rates on specified notional principal amounts. In a total return swap, one party

Prospectus – Additional Information About the Funds	22

agrees to pay the other party an amount equal to the total return on a defined underlying asset or index during a specified period of time. The underlying asset might be a security or basket of securities or index such as a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on a total return from a different underlying asset or non-asset reference. A currency swap involves the exchange of payments denominated in one currency for payments denominated in another. Payments are based on a notional principal amount the value of which is fixed in exchange rate terms at the swap's inception.

Equity Investments

A Fund's equity investments may include:

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Common Stock. Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. Common stock may be exchange-traded or over-the-counter. Over the counter stock may be less liquid than exchange-traded stock.

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Convertible Securities. Convertible securities are generally preferred stocks and other securities, including bonds and warrants that are convertible into or exercisable for common stock at a stated price or rate. Convertible debt securities may offer greater appreciation potential than non-convertible debt securities. Convertible securities are senior to common stock in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While typically providing a fixed-income stream, a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

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Depositary Receipts.  ADRs and GDRs. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund's possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, a Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle a Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

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Preferred Stock. Preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is typically set at a fixed annual rate, in some circumstances it can be variable, changed or omitted by the issuer.

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Real Estate Investment Trusts (''REITs''). REITs are pooled investment vehicles that own, and usually operate, income producing real estate. REITs typically are subject to management fees and other expenses that are separate from those of a Fund. REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increase in property taxes, operating expenses, rising interest rates or overbuilding, zoning changes, and losses from casualty or condemnation.

Fixed Income Instruments

A Fund's investments in fixed income instruments may include:

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Asset-Backed Securities. Asset-backed securities are fractional interests in pools of loans, receivable or other assets. They are issued by trusts or other special purpose vehicles and are collateralized by the loans, receivables or other assets that make up the pool. The trust or other issuer passes the income from the underlying asset pool to the investor. The Funds, the Manager, and the sub-advisors do not select the loans or other assets that are included in the collateral backing those pools.

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Bank Loans and Senior Loans. Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). A Fund may invest in senior loans, which are floating rate loans that hold a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities that, under normal circumstances, allow them to have priority of claim ahead of other obligations of a borrower in the event of liquidation. Bank loans and senior loans may be collateralized or uncollateralized. They pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates. A Fund may invest in such loans in the form of participations in loans and assignments of all or a portion of loans from third parties. In connection with purchasing participations in such instruments, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. When a Fund purchases assignments from lenders, a Fund will acquire direct rights against the borrower on the loan.

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Debt Securities of Supranational Organizations. Supranational organizations are entities designated or supported by a government or governmental group to promote economic development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal. Obligations of a supranational entity may be denominated in foreign currencies.

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Emerging Markets Debt. A Fund may invest a significant portion of its assets in a particular geographic region or country, including emerging markets. A Fund may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank, International Finance Corporation or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging market indices.

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Government-Sponsored Enterprises. A Fund may invest in debt obligations of U.S. Government-sponsored enterprises, including the Federal National Mortgage Association ("Fannie Mae''), Federal Home Loan Mortgage Corporation ("Freddie Mac''), Federal Farm Credit Banks ("FFCB'') and the Tennessee Valley Authority. Although chartered or sponsored by Acts of Congress, these entities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac are supported by the issuers' right to borrow from the U.S. Treasury, the discretionary authority of the U.S. Treasury to lend to the issuers and the U.S. Treasury's commitment to purchase stock to ensure the issuers' positive net worth through at least 2012.

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High Yield Securities. High yield securities are debt obligations rated below investment grade (such as BB or lower by Standard & Poor's Ratings Services or Fitch, Inc. and/or Ba or lower by Moody's Investors Service, Inc.) or not rated, but considered by a subadvisor to be of similar quality. These types of securities are also commonly referred to as ''junk bonds''.

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Inflation Indexed Linked Securities. Inflation-indexed securities, also known as inflation-protected securities, are fixed income instruments structured such that their interest and principal payments are adjusted to keep up with inflation. In periods of deflation when the inflation rate is declining, the principal value of an inflation-indexed security will be adjusted downward. This will result in a decrease in the interest payments.

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Investment Grade Securities. Investment grade securities that a Fund may purchase, either as part of its principal investment strategy or to implement its temporary defensive policy, include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in

23	Prospectus – Additional Information About the Funds

one of the four highest rating categories by a rating organization rating that security (such as Standard & Poor's Ratings Services, Moody's Investors Service, Inc., or Fitch, Inc.) or comparably rated by a sub-advisor if unrated by a rating organization. A Fund, at the discretion of the applicable sub-advisor, may retain a security that has been downgraded below the initial investment criteria.

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Mortgage-Related Securities. A Fund can buy interests in pools of residential or commercial mortgages in the form of ''pass-through'' mortgage securities. They may be issued or guaranteed by the U.S. Government, or its agencies and instrumentalities, or by private issuers. Mortgage-related securities may be issued in different series, each having different interest rates and maturities. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the rate of payments of the underlying mortgages. Mortgage-related securities, including collateralized mortgage obligations (''CMOs''), issued by private issuers are not U.S. Government securities.

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Municipal Securities. Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations.

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Pay-In-Kind Securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A Fund accrues income with respect to pay-in-kind securities prior to the receipt of cash payments. Pay-in-kind securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

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Quasi-Sovereign Debt. Quasi-sovereign debt securities are debt securities either explicitly guaranteed by a foreign government or their agencies or whose majority shareholder is a foreign government.

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Trust Preferred Securities. Trust preferred securities are issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. Trust preferred securities are hybrid securities with characteristics of both subordinated debt and preferred stock. Such characteristics include long maturities (typically 30 years or more), early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which it has been valued. Historically, illiquid securities have included securities that have not been registered under the Securities Act of 1933, as amended ("1933 Act"), securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, a Fund may get only limited information about an issuer, so it may be less able to predict a loss. A Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, that Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund's illiquidity.  The Manager or a sub-advisor, as applicable, acting under guidelines established by the Trust's Board of Trustees ("Board"), may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as a Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the 1933 Act and resold to qualified institutional buyers under Rule 144A under the 1933 Act ("Section 4(a)(2) securities") are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as a Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity.

The Manager and the sub-advisor will carefully monitor a Fund's investments in Section 4(a)(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(a)(2) securities could have the effect of reducing a Fund's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

Income Producing Equity Securities

A Fund may invest in income producing equity securities, such as income trusts, MLPs and IDSs.

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Income Trusts. An income trust is an investment trust that holds income-producing assets and passes the income on to its security holders. The main attraction of an income trust is its ability to generate constant cash flows. Income trusts are structured to avoid taxes at the entity level. In a traditional corporate tax structure, net income is taxed at the corporate level and again when distributed as dividends to its shareholders. Under current law, an income trust, if properly structured, should not be subject to U.S. Federal income tax. This flow-through structure means that the distributions to income trust investors are generally higher than dividends from an equivalent corporate entity.

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Master Limited Partnerships (''MLPs''). MLPs are publicly traded partnerships. An MLP is an investment that combines the tax benefits of a limited partnership with the liquidity of publicly traded securities. A Fund's investments in MLPs will be limited by tax considerations.

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Income Deposit Securities (''IDSs''). An IDS represents two separate securities, shares of common stock and subordinated notes issued by the same company, that are combined into one unit that trades like a stock on an exchange. Holders of IDSs receive dividends on the common shares and interest at a fixed rate on the subordinated notes to produce a blended yield. An IDS is typically listed on a stock exchange, but the underlying securities typically are

Prospectus – Additional Information About the Funds	24

not listed on the exchange until a period of time after the listing of the IDS or upon the occurrence of certain events (e.g., a change of control of the issuer of the IDS). When the underlying securities are listed, the holders of IDSs generally have the right to separate the components of the IDSs and trade them separately.

Additional Information About Risks

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. The following table identifies certain of the principal risk factors of each Fund in light of their respective principal investment strategies. Additional information regarding these risk factors follows the table.

Risk	Zebra Global Equity Fund	Zebra Small Cap Equity Fund	SiM High Yield Opportunities Fund	The London Company Income Equity Fund
Allocation and Correlation Risk			X
Asset-Backed and Mortgage Related Securities Risk			X
Bank Loans and Senior Loan Risk			X
Convertible Securities Risk			X
Counterparty Risk	X	X	X	X
Credit Risk			X	X
Currency Risk	X		X
Derivatives Risk			X
Dividend Risk		X	X	X
Equity Investments Risk	X	X	X	X
Extension Risk			X
Focused Holdings Risk				X
Foreign Currency Forward Risk	X
Foreign Investing & Emerging Markets Risk	X		X	X
Futures Contract Risk	X	X		X
Hedging Risk			X
High Portfolio Turnover Risk	X
High Yield Securities Risk			X
Illiquid and Restricted Securities Risk			X
Interest Rate Risk			X	X
Investment Risk	X	X	X	X
Issuer Risk	X	X	X	X
Large Capitalization Companies Risk	X			X
Leveraging Risk			X
Liquidity Risk	X	X	X
Loan Participation Interests Risk			X
Market Risk	X	X	X	X
Market Timing Risk	X		X
Mid-Capitalization Companies Risk	X			X
Municipal Securities Risk			X
Other Investment Companies Risk	X	X		X
Prepayment Risk			X
Sector Risk		X	X
Securities Lending Risk	X	X
Securities Selection Risk	X	X	X	X
Segregated Assets Risk	X	X	X	X
Small Capitalization Companies Risk		X		X
Trust Preferred Securities Risk				X
Unrated Securities Risk			X
U.S. Government Securities and Government Sponsored Enterprises Risk			X	X
Valuation Risk	X		X

Allocation and Correlation Risk

This is the risk that a sub-advisor's judgments about, and allocations between, asset classes and market exposures may adversely affect a Fund's performance. This risk can be increased by the use of derivatives to increase allocations to various market exposures because derivatives can create investment leverage, which will magnify the impact to a Fund of its investment in any underperforming market exposure.

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Asset-Backed and Mortgage Related Securities Risk

Investments in asset-backed and mortgage related securities are subject to market risks for fixed-income securities which includes, but are not limited to, interest rate risk, extension risk and prepayment risk. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.

Bank Loans and Senior Loans Risk

Bank loans and senior loans are subject to credit risk, interest rate risk and liquidity risk. In addition, bank loans and senior loans are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, a Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Bank loans and senior loans usually have mandatory and optional prepayment provisions. If a borrower prepays a senior loan, a Fund will have to reinvest the proceeds in other loans or securities that may pay lower interest rates. Senior loans also are subject to the risk that a court could subordinate a senior loan to presently existing or future indebtedness or take other action detrimental to the holders of senior loans.

Convertible Securities Risk

The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The investment value of a convertible is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock. The conversion value will decrease as the price of the underlying common stock decreases. When conversion value is substantially below investment value, the convertible's price tends to be influenced more by its yield, so changes in the price of the underlying common stock may not have as much of an impact. Conversely, the convertible's price tends to be influenced more by the price of the underlying common stock when conversion value is comparable to or exceeds investment value. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security, because a synthetic convertible is composed of two or more separate securities, each with its own market value. Convertible securities may be subject to market risk, credit risk and interest rate risk.

Counterparty Risk

A Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to a Fund. As a result a Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose a Fund to greater losses in the event of a default by a counterparty.

Credit Risk

A Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. A decline in the credit rating of an individual security held by a Fund may have an adverse impact on its price and make it difficult for a Fund to sell it. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer's ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade. Since a Fund can invest significantly in lower-quality investments considered speculative in nature, this risk will be substantial.

Currency Risk

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund's investments in foreign currency denominated securities may reduce the returns of a Fund. Currency futures, forwards or options may not always work as intended, and in specific cases a Fund may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, a Fund may not hedge its currency risks.

Derivatives Risk

Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. A Fund may use derivatives to enhance total return of its portfolio, to manage certain investment risks or as a substitute for the purchase or sale of the underlying currencies or securities. A Fund may also hold derivative instruments to obtain economic exposure to an issuer without directly holding its securities.

Derivatives can be highly complex and their use within a management strategy can require specialized skills. There can be no assurance that any strategy used will succeed. If a sub-advisor incorrectly forecasts stock market values, or the direction of interest rates or currency exchange rates in utilizing a specific derivatives strategy for a Fund, the Fund could lose money. In addition, leverage embedded in a futures contract can expose a Fund to greater risk and increase its costs. Gains or losses in the value of a derivative instrument may be magnified and be much greater than the derivative's original cost (generally the initial margin deposit).  Some derivatives have the potential for unlimited loss, regardless of the size of a Fund's initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. A Fund may buy or sell derivatives not traded on an exchange or contract market which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk.  Certain derivatives, including swaps, futures, forwards and written options, require a Fund to post margin to secure its future obligation; if a Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

Certain of the other risks to which a Fund might be exposed due to its use of derivatives include the following:

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Credit Default Swaps. Credit default swaps are subject to credit risk on the underlying investment. Credit default swaps are also subject to the risk that a Fund will not properly assess the creditworthiness of the issuer of the underlying investment. If a Fund is selling credit protection, there is a risk that a credit event will occur and that a Fund will have to pay the counterparty. There is also the risk that the transaction may be closed-out at a time when the credit quality of the underlying investment has deteriorated, in which case a Fund may need to make an early termination payment. If a Fund is buying credit protection, there is the risk that no credit event will occur and a Fund will receive no benefit (other than any hedging benefit) for the premium paid. There is also the risk that the transaction may be closed-out at a time when the credit quality of the underlying investment has improved, in which case a Fund may need to make an early termination payment.

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Currency Swaps. Currency swaps are subject to currency risk. They also involve exchange risk on principal and therefore are subject to credit risk.

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Forward Contracts. There may be imperfect correlation between the price of a forward contract and the underlying security, index or currency which will increase the volatility of a Fund. A Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect a Fund's rights as a creditor. Forward currency transactions include risks associated with fluctuations in foreign currency.

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Futures Contracts Risk. Futures contracts may experience dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security, index or currency which will increase the volatility of a Fund. Futures contracts may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract). There may not be a liquid secondary market for the futures contract. When a Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

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Options Risk. There may be an imperfect correlation between the prices of options and movements in the price of the securities (or indices) hedged which may cause a given hedge not to achieve its objective. When a Fund writes put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, a Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium a Fund received when it wrote the option. In the event that an option on futures is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option, unlike the holder, may be subject to initial and variation margin requirements on the option position.

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Structured Notes Risk. Structured notes are subject to interest rate risk. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or borrower. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult to value them or sell them at an acceptable price. In some cases, a Fund may enter into agreements with an issuer of structured notes to purchase minimum amounts of those notes over time.

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Swaps. Swaps can involve greater risks than a direct investment in an underlying asset, because swaps may be leveraged and as such are subject to leveraging risk. If swaps are used as a hedging strategy, a Fund is subject to the risk that the hedging strategy may not eliminate the risk that it is intended to offset, due to, among other reasons, a lack of correlation between the swaps and the portfolio of assets that the swaps are designed to hedge or replace. Swaps also may be difficult to value. Interest rate swaps, total return swaps, currency swaps and credit default swaps are subject to counterparty risk, credit risk and liquidity risk. In addition to these risks, total return swaps are subject to market risk and interest rate risk, if the underlying securities are bonds or other debt obligations, interest rate swaps are subject to interest rate risk, and currency swaps are subject to currency risk. With respect to a credit default swap, if a Fund is selling credit protection, there is a risk that a credit event will occur and that a Fund will have to pay the counterparty. There is also the risk that the transaction may be closed-out at a time when the credit quality of the underlying investment has deteriorated, in which case a Fund may need to make an early termination payment. If a Fund is buying credit protection, there is the risk that no credit event will occur and a Fund will receive no benefit (other than any hedging benefit) for the premium paid. There is also the risk that the transaction may be closed-out at a time when the credit quality of the underlying investment has improved, in which case a Fund may need to make an early termination payment.

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Warrants. Warrants may be more speculative than certain other types of investments because warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date. Detached warrants may be traded on a stock exchange; however, nondetached warrants can only be exercised by the bondholder.

Dividend Risk

At times a Fund may not be able to identify dividend paying stocks that are attractive investments.  Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks.  An issuer of stock held by a Fund may choose not to declare a dividend or the dividend rate might not remain at current levels.

Equity Investments Risk

Equity securities are subject to market risk. A Fund's investments in equity securities may include common stocks, preferred stocks, depositary receipts, REITs, MLPs, and companies within any capitalization range. Such investments may expose a Fund to additional risks.

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Common Stocks. The value of a company's common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company's products or services. A stock's value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company's common stock will usually be more volatile than its bonds, other debt and preferred stock.

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Depositary Receipts. A Fund may invest in securities issued by foreign companies through ADRs, GDRs and U.S. dollar-denominated foreign stocks trading on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock.

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Income Trusts and IDSs. Income trust securities and IDS are subject to credit risk, interest rate risk and dividend risk. Income trust securities also are subject to the operating risk associated with their underlying investments and the risk that regulatory changes could reduce or eliminate any tax benefits and adversely affect the value of such securities. There may be a thinner and less active market for IDS than that available for other securities. IDS also are subject to the risk that regulatory changes could adversely affect the tax treatment of these instruments.

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MLPs. A Fund invests as a limited partner, and normally would not be liable for the debts of an MLP beyond the amounts a Fund has contributed but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP's creditors would continue even after a Fund had sold its investment in the partnership. MLPs typically invest in real estate, oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

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Preferred Stocks. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Issuers may threaten preferred stockholders with the cancellation of all dividends and liquidation preference rights in

27	Prospectus – Additional Information About the Funds

an attempt to force their conversion to less secure common stock. Certain preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital or continuation of income as debt securities. The rights of preferred stock on distribution of a corporation's assets in the event of its liquidation are generally subordinated to the rights associated with a corporation's debt securities. Therefore, in the event of an issuer's bankruptcy, there is substantial risk that there will be nothing left to pay preferred stockholders after payments, if any, to bondholders have been made. Preferred stocks may also be subject to credit risk.

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REITs. REITs or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, overbuilding, changes in interest rates, and liabilities resulting from environmental problems. Equity and mortgage REITs are dependent on management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs may not be diversified with regard to the types of tenants, may not be diversified with regard to the geographic locations of the properties, are subject to cash flow dependency and defaults by borrowers, and could fail to qualify for tax-free pass-through of income under the Internal Revenue Code. REITs typically incur fees that are separate from those incurred by a Fund. Accordingly, a Fund's investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

Extension Risk

If interest rates rise rapidly, repayments of principal of certain debt securities, especially mortgage-related and other types of asset backed securities, may occur at a slower rate than expected and the expected maturity of these securities could lengthen as a result. Securities that are subject to extension risk generally have greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Focused Holdings Risk

Because a Fund may have a focused portfolio of fewer companies, the increase or decrease of the value of a single stock may have a greater impact on the Fund's NAV and total return when compared to other diversified funds.

Foreign Investing & Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign banks, stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets. The risks of foreign investing mentioned above are heightened when investing in emerging markets. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. To the extent a Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy's dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Hedging Risk

Gains or losses from positions in hedging instruments may be much greater than the instrument's original cost. The counterparty may be unable to honor its financial obligation to a Fund. In addition, a sub-advisor may be unable to close the transaction at the time it would like or at the price it believes the security is currently worth. If a Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, the hedge might be unsuccessful, reduce a Fund's return, or create a loss.

High Portfolio Turnover Risk

Portfolio turnover is a measure of a Fund's trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase a Fund's transaction costs and possibly have a negative impact on performance. Frequent trading by a Fund could also result in increased realized net capital gains, distributions of which are taxable to the Fund's shareholders (including short-term capital gain distributions, which are taxable to them as ordinary income).

High Yield Securities Risk

Investing in below-investment grade securities (commonly referred to as ''junk bonds'') generally involves significantly greater risks of loss of your money than an investment in investment-grade securities. Compared with issuers of investment grade securities, high yield securities are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer's ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Below-investment-grade securities may experience greater price volatility and less liquidity than investment-grade securities.

Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in a Fund. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments among securities of different issuers should reduce the risks of owning any such securities separately. The prices of these high yielding securities tend to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, a Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for a Fund may have to be adjusted in the event of default. In the event of an issuer's default, a Fund may write off prior income accruals for that issuer, resulting in a reduction in a Fund's current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer's financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high-

Prospectus – Additional Information About the Funds	28

yield securities market and on the market value of the high-yield securities held by a Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

Illiquid and Restricted Securities Risk

Section 4(a)(2) securities are restricted as to their resale. They may be less liquid than other investments because such securities may not be readily marketable in broad public markets. A Fund may not be able to sell a Section 4(a)(2) security when the sub-advisors consider it desirable to do so and/or may have to sell the security at a lower price. Although there is a substantial institutional market for Section 4(a)(2) securities, it is not possible to predict exactly how the market for such securities will develop. A Section 4(a)(2) security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for restricted securities than for more liquid securities. A Fund may have to bear the expense of registering Section 4(a)(2) securities for resale and the risk of substantial delays in effecting the registration.  If, during such a delay, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the security.

Interest Rate Risk

Investments in investment-grade and non-investment grade fixed-income securities are subject to interest rate risk. The value of a Fund's fixed-income investments typically will fall when interest rates rise. As of the date of this Prospectus, interest rates are at or near historic lows, which may increase the Fund's exposure to the risks associated with rising interest rates. A Fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the bond. Yields of debt securities will fluctuate over time.

Investment Risk

An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A Fund should not be relied upon as a complete investment program.  The share price of a Fund fluctuates, which means that when you sell your shares of a Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in a Fund.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.  When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such initiatives will cause the share price of the issuer's securities to fall.

Large Capitalization Companies Risk

The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Leveraging Risk

A Fund's use of futures, forward contracts, swaps, and other derivative instruments and selling securities short will have the economic effect of financial leverage. Financial leverage magnifies the exposure to the swings in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that a Fund will have the potential for greater losses than if a Fund does not use the derivative instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in a Fund's exposure to an asset or class of assets and may cause a Fund's net asset value to be volatile.

A Fund may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Fund because a Fund may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Fund's investments in derivatives is increasing, this could be offset by declining values of a Fund's other investments. Conversely, it is possible that the rise in the value of a Fund's non-derivative investments could be offset by a decline in the value of a Fund's investments in derivatives. In either scenario, a Fund may experience losses. In a market where the value of a Fund's investments in derivatives is declining and the value of its other investments is declining, a Fund may experience substantial losses. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements.

Liquidity Risk

When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. During such periods, certain investments held by a Fund may be difficult to sell at favorable times or prices. As a result, a Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance.  Redemptions by a few large investors in a Fund at such times may have a significant adverse effect on a Fund's NAV and remaining fund shareholders. A Fund may lose money if it is forced to sell certain investments to meet redemption requests or other cash needs.

Loan Participation Interests and Investments in Loan Investment Pools Risk

These securities represent an undivided fractional interest in a loan obligation of a borrower. They are typically purchased from banks or dealers that have made the loan, or are members of the loan syndicate, and that act as the servicing agent for the interest. The loans may be to U.S. or foreign companies. Participation interests may be collateralized or uncollateralized and are subject to the credit risk of the servicing agent as well as the credit risk of the borrower. If a Fund purchases a participation interest, it may be only able to enforce its rights through the lender. A Fund can also buy interests in trusts and other entities that hold loan obligations. In that case a Fund will be subject to the trust's credit risks as well as the credit risk of the underlying loans. In some cases, these participation interests, whether held directly or indirectly through an interest in a trust or other entity, may be partially ''unfunded'' meaning that a Fund may be required to advance additional money on future dates.

Market Risk

Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of a Fund's shares. Equity investments are subject to stock market risk, which involves the possibility that the value of a Fund's investments in stocks will decline due to drops in the stock market due to general market, regulatory, political and economic conditions. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

29	Prospectus – Additional Information About the Funds

Fixed-income market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. For example, in 2008, developments relating to subprime mortgages have adversely affected fixed-income markets worldwide. These developments reduced the willingness of some lenders to extend credit and have made it more difficult for borrowers to obtain financing. In addition, certain market participants have been less willing to make a market in some types of debt instruments. Events in the fixed income markets may lead to periods of volatility, unusual liquidity issues and, in some cases, credit downgrades and increased likelihood of default. Such events may cause the value of securities owned by a Fund to go up or down, sometimes rapidly or unpredictably, and may lead to increased redemptions, which could cause a Fund to experience a loss when selling securities to meet redemption requests by shareholders.  There is a risk that the lack of liquidity or other adverse credit market conditions may hamper a Fund's ability to purchase and sell the debt securities. Fixed income market risk also involves the possibility that the value of a Fund's investments in high yield securities will decline due to drops in the overall high yield bond market. Changes in the economic climate, investor perceptions and stock market volatility also can cause the prices of a Fund's fixed-income and high yield investments to decline regardless of the conditions of the issuers held by a Fund.  There is a risk that policy changes by the U.S. Government and/or Federal Reserve, such as increasing interest rates and/or tapering of "quantitative easing" measures aimed at stimulating the economy, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on a Fund.  Turbulence in financial markets and reduced liquidity in credit, fixed-income, and equity markets may negatively affect many issuers worldwide which could adversely affect a Fund.

Market Timing Risk

Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of a Fund's NAV, (ii) an increase in a Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies.  Because of specific securities in which a Fund may invest, it could be subject to the risk of market timing activities by shareholders. Some examples of these types of securities are high yield and foreign securities. The limited trading activity of some high yield securities may result in market prices that do not reflect the true market value of these securities. A Fund generally prices these foreign securities using their closing prices from the foreign markets in which they trade, typically prior to a Fund's calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before a Fund prices its shares. In such instances, a Fund may fair value high yield and foreign securities. However, some investors may engage in frequent short-term trading in a Fund to take advantage of any price differentials that may be reflected in the NAV of a Fund's shares.  While the Manager monitors trading in a Fund, there is no guarantee that it can detect all market timing activities.

Mid-Capitalization Companies Risk

Investments in medium capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger, more established companies. Mid-capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund's portfolio. Generally, the smaller the company size, the greater these risks. Additionally, mid-capitalization companies may have less market liquidity than large capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings.

Municipal Securities Risk

The value of municipal securities may vary inversely to changes in interest rates. Municipal securities are also subject to credit risk. National, regional or state-wide economic developments may adversely affect the market value of municipal securities held by a Fund or the ability of particular obligors to make timely payments of debt service on those obligations. There is also the risk that the interest income that a Fund receives from one or more municipal securities might be determined to be taxable by the Internal Revenue Service ("IRS"), applicable state tax authorities, or a judicial body. Future court decisions or legislative actions may also affect the ability of the issuer of a municipal security to repay its obligations.

Other Investment Companies Risk

A Fund may invest in shares of other registered investment companies, including open-end funds, exchange-traded funds (''ETFs''), business development companies and money market funds. To the extent that a Fund invests in shares of other registered investment companies, a Fund will indirectly bear fees and expenses, including for example, advisory and administrative fees, charged by the underlying funds in addition to a Fund's direct fees and expenses and will be subject to the risks associated with investments in those funds.  A Fund must rely on the underlying fund to achieve its investment objective. If the underlying fund fails to achieve its investment objective, the value of a Fund's investment will decline, adversely affecting a Fund's performance.

Prepayment Risk

When interest rates fall, borrowers will repay the loans that underlie certain debt securities, especially mortgage-related and other types of asset backed securities, more quickly than expected, causing the issuer of the security to repay the principal prior to the securities expected maturity date. A Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If a Fund buys those securities at a premium, accelerated prepayments on those securities could cause a Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security's price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only the prices but can also change the income flows and repayment assumptions about those investments.

Sector Risk

Companies that are invested in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of the equity and debt securities of companies in a particular sector of the market to change. To the extent a Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, a Fund's securities lending agent may indemnify a Fund against that risk. There is a risk that the assets of a Fund's securities lending agent may be insufficient to satisfy any contractual indemnification requirements to that Fund.  A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund's ability to vote proxies or to settle transactions.

Prospectus – Additional Information About the Funds	30

Securities Selection Risk

Securities selected by the sub-advisor or the Manager for a Fund may not perform to expectations. The portfolio managers' judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security may be incorrect and there is no guarantee that individual securities will perform as anticipated. The value of an individual security can be more volatile than the market as a whole or our intrinsic value approach may fail to produce the intended results. The portfolio managers' estimate of intrinsic value may be wrong or even if its estimate of intrinsic value is correct, it may take a long period of time before the price and intrinsic value converge. This could result in a Fund's underperformance compared to other funds with similar investment objectives.

Segregated Assets Risk

In connection with certain transactions that may give rise to future payment obligations, including many types of derivatives, a Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position. Segregated or earmarked securities cannot be sold while the position they are covering is outstanding, unless they are replaced with other securities of equal value. As a result, there is the possibility that the segregation or earmarking of a large percentage of a Fund's assets may, in some circumstances, limit the portfolio managers' flexibility or adversely affect a Fund's ability to meet redemption requests.

Small Capitalization Companies Risk

Investments in small capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger capitalization and more established companies. Small capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund's portfolio. Generally, the smaller the company size, the greater these risks. Additionally, small capitalization companies may have less market liquidity than larger capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings. Generally, the smaller the company size, the greater these risks.

Trust Preferred Securities Risk

Trust preferred securities are subject to market risk and credit risk. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company. Trust preferred securities may be thinly traded and a Fund may not be able to dispose of them at a favorable price.

Unrated Securities Risk

Because a Fund may purchase securities that are not rated by any rating organization, a sub-advisor may internally assign ratings to certain of those securities, after assessing their credit quality, in categories of those similar to those of rating organizations. Investing in unrated securities involves the risk that the sub-advisor may not accurately evaluate the security's comparative credit rating. To the extent that a Fund invests in unrated securities, a Fund's success in achieving its investment objective may depend more heavily on the sub-advisor's credit analysis than if a Fund invested exclusively in rated securities.  Some unrated securities may not have an active trading market or may be difficult to value, which means a Fund might have difficulty selling them promptly at an acceptable price.

U.S. Government Securities and Government Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is only guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Investments in government-sponsored enterprises, are debt obligations issued by agencies and instrumentalities of the U.S. Government.  These obligations vary in the level of support they receive from the U.S. Government.  They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association (''Ginnie Mae''); (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac") or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau.  The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so in which case, if the issuer defaulted, a Fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.  Like all bonds, U.S. Government securities and Government-sponsored enterprise bonds are also subject to credit risk.

Valuation Risk

This is the risk that a Fund has valued certain securities at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, a Fund may value these investments using more subjective methods, such as fair value methodologies. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV.

Additional Information About Performance Benchmarks

In this Prospectus, the annual total return of each Fund has been or will be compared to one or more broad-based market index(es).  Set forth below is additional information regarding the index to which each Fund's performance is compared.

American Beacon Zebra Global Equity Fund

The Fund's performance is compared to the MSCI® World Index.

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The MSCI® World Index captures large and mid-cap representation across twenty-four developed markets countries, covering approximately 84% of the free float-adjusted market capitalization in each country. (Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI's express written consent.)

American Beacon Zebra Small Cap Equity Fund

The Fund's performance is compared to the Russell 2000® Index.

31	Prospectus – Additional Information About the Funds

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The Russell 2000® Index is a registered trademark of Frank Russell Company. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

American Beacon SiM High Yield Opportunities Fund

The Fund's performance is compared to the Merrill Lynch/Bank of America US High Yield Master II Index.

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The Merrill Lynch/Bank of America US High Yield Master II Index ("Master II") is a commonly used benchmark index for high yield composite bonds. It is administered by Merrill Lynch/Bank of America. The Master II is a measure of the broad high yield market.

American Beacon The London Company Income Equity Fund

The Fund's performance will be compared to the Russell 1000® Value Index.

■

The Russell 1000® Value Index measures the performance of the large cap value segment of the U.S. equity universe.

Prospectus – Additional Information About the Funds	32

Fund Management

The Manager

American Beacon Advisors, Inc. (the ''Manager'') serves as the Manager and administrator of the Funds. The Manager, located at 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155, is a wholly-owned subsidiary of Lighthouse Holdings, Inc. ("LHI"). On November 20, 2014, Lighthouse Parent Inc., the parent company of LHI agreed to be acquired by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, both of which are private equity firms. The acquisition is expected to close in the second quarter of 2015, subject to the satisfaction of certain closing conditions. The acquisition will result in a change of control of the Manager and the termination of the Funds' management and investment advisory agreements. The Board has approved new management agreements with the Manager and new investment advisory agreements with the sub-advisors that would become effective upon the completion of the acquisition. A meeting of the Funds' shareholders will be called to consider new management agreements and such other matters as the Board may deem appropriate. In advance of the meeting, proxy materials will be sent to shareholders regarding the new management agreements and any other matters proposed for shareholder approval. There are no anticipated changes in the services provided by the Manager or in the fee rates charged by the Manager to the Fund.

The Manager was organized in 1986 to provide investment management, advisory, and administrative services. The Manager is registered as an investment adviser under the Investment Advisers Act of 1940.  The Manager is not registered as a commodity pool operator (''CPO'') with respect to the Funds.  on behalf of the Funds, the Manager has filed a notice claiming the Commodity Futures Trading Commission (''CFTC'') Regulation 4.5 exclusion from CPO registration.  The Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Funds.

For the fiscal year ended August 31, 2014, the Funds paid management fees to the Manager and investment advisory fees to the sub-advisors as follows as a percentage of the Funds' daily average net assets, net of waivers, as follows:

Fund	Management Fees	Investment Advisory Fees
American Beacon Zebra Global Equity	0.38%	0.35%
American Beacon Zebra Small Cap Equity	0.58%	0.55%
American Beacon SiM High Yield Opportunities	0.46%	0.41%
American Beacon The London Company Income Equity	0.39%	0.36%

The Manager also may receive up to 25% of the net monthly income generated from a Fund's securities lending activities as compensation for oversight of the Funds' securities lending program, including the securities lending agent, Brown Brothers Harriman & Co. Currently, the Manager is authorized to receive 10% of any such income. The SEC has granted exemptive relief that permits the Funds to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager. As of the date of this Prospectus, none of the Funds engage in securities lending activities.

A discussion of the Board's consideration and approval of the Management Agreement between the Funds and the Manager and the Investment Advisory Agreements among the Funds, the sub-advisors and the Manager is available in each Fund's annual reports dated August 31, 2014.

The Manager has contractually agreed from time to time to waive fees and/or reimburse expenses for a Fund in order to maintain competitive expense ratios for the Fund. The Board has approved a policy whereby the Manager may seek repayment for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the contractual percentage limit.

The Sub-Advisors

Set forth below is a brief description of each sub-advisor and the portfolio managers with primary responsibility for the day-to-day management of the Funds. The Funds' SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership in the Funds they manage and their compensation.

STRATEGIC INCOME MANAGEMENT, LLC (''SiM''), 720 Olive Way, Suite 1675, Seattle, Washington 98101 was formed in October 2010 from certain key high yield and asset allocation investment management personnel at Edge Asset Management (formerly WM Advisors). As of September 30, 2014, SiM had assets under management totaling approximately $869 million. SiM serves as sub-advisor to the American Beacon SiM High Yield Opportunities Fund.

Gary Pokrzywinski, is the Chief Investment Officer and High Yield Portfolio Manager for SiM. He managed the Principal High Yield Mutual Fund from its inception in April 1998 to May 2009. Before Co-Founding SiM in 2010, he was the CIO and a High Yield Portfolio Manager for Edge Asset Management (and its predecessor), an affiliate of Principal Financial Group. He worked for Edge and its predecessor from 1992 to 2009. Prior, Mr. Pokrzywinski was an investment officer/portfolio manager for Firstar Investment Services Co.

Brian Placzek is the Head of High Yield Research and High Yield Portfolio Manager for SiM. Prior to joining SiM in 2010, he worked from 1990 to 2010 for Edge Asset Management (and its predecessor), an affiliate of Principal Global Investors as Head of Fixed Income/Research. Mr. Placzek has 29 years of experience in investment management and financial analysis. Prior to Edge, Mr. Placzek was a corporate bond analyst and trader at Washington Mutual Bank.

THE LONDON COMPANY OF VIRGINIA, LLC (''The London Company''), 1801 Bayberry Court, Suite 301, Richmond, VA 23226, is an investment advisory firm founded in 1994 and is majority employee owned. As of September 30, 2014, The London Company had assets under management totaling approximately $8.5 billion. The London Company serves as sub-advisor to the American Beacon The London Company Income Equity Fund.

Stephen Goddard, CFA, Managing Principal, CIO and Lead Portfolio Manager, founded The London Company in 1994 and has served in this capacity since founding the company. Previously, he held Senior Portfolio Management positions at CFB Advisory and Flippin, Bruce & Porter. He has over 25 years of investment experience.

Jonathan Moody, CFA, Principal and Portfolio Manager, joined The London Company in 2002. He has served as a Portfolio Manager since 2002 and has been a Principal since 2010. Previously, he founded Primary Research Group.

J. Brian Campbell, CFA, Portfolio Manager. He has served as Portfolio Manager since he joined The London Company in 2010. Prior to joining The London Company, he was a Portfolio Manager and the Director of Research at Hilliard Lyons Capital Management from 2004 to 2010.

33	Prospectus – Fund Management

Mark E. DeVaul, CFA, CPA, Portfolio Manager. He has served as Portfolio Manager since he joined The London Company in 2011. Previously he served as Portfolio Manager at Beacon Capital Management from 2010 to 2011 and Equity Research Analyst at Nuveen Investments from 2002 to 2009.

ZEBRA CAPITAL MANAGEMENT, LLC (''Zebra''), 612 Wheelers Farms Road, Milford, Connecticut 06461, is an asset manager specializing in managing both fundamentally based and quantitatively-driven equity strategies through a range of fund vehicles. Zebra was founded in 2001 and had approximately $618 million of assets under management as of September 30, 2014. Zebra serves as sub-advisor to the American Beacon Zebra Global Equity Fund and the American Beacon Zebra Small Cap Equity Fund.

Roger Ibbotson and Eric Stokes serve as the Funds' portfolio managers and share responsibilities for the day-to-day management of each Fund's investment portfolio.

Roger Ibbotson has served as a member of the portfolio management team of each Fund since its inception. Dr. Ibbotson is the Chairman, Chief Investment Officer and a member of the Zebra portfolio management team, having served in these roles since the firm was founded in 2001. Dr. Ibbotson has also been a Professor at Yale School of Management since 1984 and is the Founder, Advisor and former Chairman of Ibbotson Associates, now a Morningstar Company with $60 billion under advisement. Dr. Ibbotson serves on numerous boards including Dimensional Fund Advisors' funds.

Eric Stokes joined Zebra as Portfolio Manager in February 2011. He is responsible for overseeing the various portfolios managed by Zebra, ongoing research efforts, and product management. Prior to joining Zebra, Mr. Stokes was a Principal and Chief Investment Officer at Reed-Stokes Capital Partners from 2008 to 2011. From 2006 to 2008, Mr. Stokes was a Principal at Market Neutral Strategy, LLC. He also served as a portfolio manager for Graham Capital Management where he managed a discretionary fund from 2005 to 2006.

Valuation of Shares

The price of each Fund's shares is based on its NAV per share. Each Fund's NAV is computed by adding total assets, subtracting all of the Fund's liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of a Fund's shares is determined based on a pro rata allocation of a Fund's investment income, expenses and total capital gains and losses. A Fund's NAV per share is determined as of the close of the New York Stock Exchange (''NYSE''), generally 4:00 p.m. Eastern Time, on each day on which it is open for business. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in a Fund's portfolio investments being affected when you are unable to buy or sell shares.

Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. In some cases, the price of debt securities is determined using quotes obtained from brokers. Investments in other mutual funds are valued at the closing NAV per share of the mutual funds on the day of valuation. Equity securities, including shares of closed-end funds and ETFs, are valued at the last sale price or official closing price.

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When a Fund holds securities or other assets that are denominated in a foreign currency, a Fund will normally use the currency exchange rates as of 4:00 p.m. Eastern Time.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board of Trustees, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security's trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security's true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of a Fund's NAV, fair value pricing may be used on the affected security or securities. Securities of small capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger capitalization companies. The Funds may fair value securities as a result of significant events occurring after the close of the foreign markets in which a Fund invests. In addition, the Funds may invest in illiquid securities requiring these procedures.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Funds' fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Funds' fair valuation procedures. You may view a Fund's most recent NAV per share at www.americanbeaconfunds.com by clicking on ''Quick Links'' and then ''Daily NAVs.''

Prospectus – Fund Management	34

About Your Investment

Choosing Your Share Class

Each share class of a Fund represents an investment in the same portfolio of securities for that Fund, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation.

Factors you should consider when choosing a class of shares include:

■

How long you expect to own the shares;

■

How much you intend to invest;

■

Total expenses associated with owning shares of each class;

■

Whether you qualify for any reduction or waiver of sales charges;

■

Whether you plan to take any distributions in the near future; and

■

Availability of share classes.

Each investor's financial considerations are different. You should speak with your financial adviser to help you decide which share class is best for you.

Each Fund offers various classes of shares. Each class has a different combination of purchase restrictions, sales charges and ongoing fees, allowing you to choose the class that best meets your needs. The following table and sections explain the sales charges or other fees you may pay when investing in each class.

Share Class	Minimum Initial Investment	Initial Sales Charge	Deferred Sales Charge	Annual 12b-1 Fee	Annual Shareholder Servicing Fee
A	$2,500	Up to 5.75%; may be reduced, waived or deferred for large purchases or certain investors. See A Class Charges and Waivers below.	0.50% on redemptions within 18 months of purchasing $1,000,000 or more of A Class shares	Up to 0.25% of average daily assets	Up to 0.25% of average daily assets
C	$1,000	None	1% on redemptions within 12 months of purchasing shares	Up to 1% of average daily assets	Up to 0.25% of average daily assets
Investor	$2,500	None	None	None	Up to 0.375% of average daily assets
Y	$100,000	None	None	None	Up to 0.10% of average daily assets
Institutional	$250,000	None	None	None	None

A Class Charges and Waivers

The table below shows the amount of sales charges you will pay on purchases of A Class shares of the Funds both as a percentage of offering price and as a percentage of the amount you invest. The sales charge differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. If you invest more, the sales charge will be lower.

Any applicable sales charge will be deducted directly from your investment. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the table below. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a front-end sales charge. You may qualify for a reduced sales charge or the sales charge may be waived as described below in ''A Class Sales Charge Reductions and Waivers.''

American Beacon Zebra Global Equity Fund, American Beacon Zebra Small Cap Equity Fund, and American Beacon The London Company Equity Fund:

Amount of Sale/ Account Value	As a % of Offering Price	As a % of Investment	Dealer Commission as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.75%	2.83%	2.05%
$500,000 but less than $1 million	2.00%	2.04%	1.50%
$1 million and above	0.00%	0.00%+	++

American Beacon SiM High Yield Opportunities Fund:

Amount of Sale/ Account Value	As a % Offering Price	As a % Investment	Dealer Commission as a % of Offering Price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	4.25%	4.44%	3.50%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.75%	2.83%	2.05%
$500,000 but less than $1 million	2.00%	2.04%	1.50%
$1 million and above	0.00%	0.00% †	††

35	Prospectus – Fund Management

†

No initial sales charge applies on purchases of $1,000,000 or more. A CDSC of 0.50% of the offering price will be charged on purchases of $1,000,000 or more that are redeemed in whole or in part within eighteen (18) months of purchase.

††	See ''Dealer Concessions on A Class Purchases Without a Front-End Sales Charge''.

Foreside Fund Services, LLC (the ''Distributor'') retains any portion of the commissions that are not paid to financial intermediaries to solely pay distribution-related expenses.

A Class Sales Charge Reductions and Waivers

A shareholder may qualify for a waiver or reduction in sales charges under certain circumstances. To receive a waiver or reduction in your A Class sales charge, you must advise the Funds' transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of purchase. If you or your financial intermediary do not let the Funds' transfer agent know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled.

Waiver of Sales Charges

There is no sales charge if you invest $1 million or more in A Class shares.

Sales charges also may be waived for certain shareholders or transactions, such as:

■

The Manager or its affiliates;

■

Present and former directors, trustees, officers, employees of the Manager, the Manager's parent company, and the American Beacon Funds (and their ''immediate family'' as defined in the SAI), and retirement plans established by them for their employees;

■

Registered representatives or employees of intermediaries that have selling agreement with the Funds;

■

Shares acquired through merger or acquisition;

■

Insurance company separate accounts;

■

Employer-sponsored retirement plans;

■

Dividend reinvestment programs;

■

Purchases through certain fee-based programs under which investors pay advisory fees that may be offered through selected registered investment advisers, broker-dealers, and other financial intermediaries;

■

Shareholders that purchase a Fund through a financial intermediary that offers our A Class shares uniformly on a ''no load'' (or reduced load) basis to you and all similarly situated customers of the intermediary in accordance with the intermediary's prescribed fee schedule for purchases of fund shares; and

■

Reinvestment of proceeds within 90 days of a redemption from A Class account (see Redemption Policies for more information).

The availability of A Class shares charge waivers may depend upon the policies, procedures, and trading platform of your financial intermediary.

Reduced Sales Charges

Under a ''Rights of Accumulation Program,'' a ''Letter of Intent'' or through ''Concurrent Purchases'' you may be eligible to buy A Class shares of the Funds at the reduced sales charge rates that would apply to a larger purchase. Each Fund reserves the right to modify or to cease offering these programs at any time.

This information is available, free of charge, on the Funds' website, www.americanbeaconfunds.com or call (800) 658-5811 or consult with your financial advisor.

Dealer Concessions on A Class Purchases Without a Front-End Sales Charge

Brokers who initiate and are responsible for purchases of $1,000,000 or more of Class A shares of a Fund may receive a dealer concession from the Funds' Distributor of 0.50% of the offering price. If a client or broker is unable to provide account verification on purchases of $1,000,000 or more, the dealer concession will be forfeited by the broker and front-end sales loads will apply. Dealer concessions will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge or dealer concession. Dealer concessions will be paid only on eligible purchases where the applicability of the CDSC can be monitored. Purchases eligible for sales charge waivers as described under ''A Class Sales Charge Reductions and Waivers'' are not eligible for dealer concessions on purchases of $1,000,000 or more.

Rights of Accumulation Program

Under the Rights of Accumulation Program, you may qualify for a reduced sales charge by aggregating all of your investments held in certain accounts (''Qualified Accounts''). The following Qualified Accounts held in A Class shares of any American Beacon Funds mutual fund sold with a front-end sales charge may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

■

Accounts owned by you, your spouse or your minor children under the age of 21, including trust or other fiduciary accounts in which you, your spouse or your minor children are the beneficiary;

■

Uniform transfer or gift to minor accounts (''UTMA/UGTMA'');

■

IRAs, including traditional, Roth, SEP and SIMPLE IRAs; and

■

Coverdell Education Savings Accounts or qualified 529 plans.

A fiduciary can apply a right of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts.

You must notify your financial intermediary or the Funds' transfer agent, in the case of shares held directly with a Fund, at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program. In addition, you must provide either a list of account numbers or copies of account statements verifying your qualification. You may combine the historical cost or current value, as of the day prior to your additional American Beacon Funds investments (whichever is higher) of your existing A Class shares of any American Beacon Funds' mutual fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gain distributions. If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your financial intermediary may not maintain this information.

If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current NAV of your existing A Class shares of any American Beacon Funds mutual fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge. You or your financial intermediary must notify the Funds' transfer agent at the time of purchase that a purchase qualifies for a reduced sales charge and provide copies of account statements dated within three months of your current purchase verifying your qualification.

Prospectus – Fund Management	36

Upon receipt of the above referenced supporting documentation, the financial intermediary or the Funds' transfer agent will calculate the combined value of all of your Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Letter of Intent

If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gain distributions) during the next 13 months in A Class shares of a Fund or any other American Beacon Funds mutual fund sold with a front-end sales charge, you may qualify for a reduced sales charge by completing the Letter of Intent section of your account application. A Letter of Intent indicates your intent to purchase at least $50,000 in A Class shares of any American Beacon Funds mutual fund sold with a front-end sales charge over the next 13 months in exchange for a reduced sales charge indicated on the above tables. The minimum initial investment under a Letter of Intent is $2,500. You are not obligated to purchase additional shares if you complete a Letter of Intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your account. If you have purchased A Class shares of any American Beacon mutual fund sold with a front-end sales charge within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

Concurrent Purchases

You may combine simultaneous purchases in A Class shares of American Beacon Funds to qualify for a reduced charge.

Contingent Deferred Sales Charge (''CDSC'') — A Class Shares

Unless a waiver applies, investors who purchase $1,000,000 or more of A Class shares of the Fund (and, thus, pay no initial sales charge) will be subject to a 0.50% CDSC if those shares are redeemed within 18 months after they are purchased. The CDSC does not apply if you are otherwise eligible to purchase A Class shares without an initial sales charge or are eligible for one of the waivers described herein or in the SAI.

CDSC— C Class Shares

If you redeem C Class shares within 12 months of purchase, you may be charged a CDSC of 1%. The CDSC generally will be deducted from your redemption proceeds. In some circumstances, you may be eligible for one of the waivers described herein or in the SAI. You must advise the transfer agent of your eligibility for a waiver when you place your redemption request.

How CDSCs will be Calculated

The amount of the CDSC will be based on the NAV of the redeemed shares at the time of the redemption or the original NAV, whichever is lower. Because of the rounding of the calculation in determining the CDSC, you may pay more or less than the indicated rate. Your CDSC holding period is based upon the date of your purchase. The CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. A CDSC is not imposed on any increase in NAV over the initial purchase price or shares you received through the reinvestment of dividends or capital gain distributions.

To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will redeem your shares in the following order:

■

shares acquired by the reinvestment of dividends or capital gains distributions;

■

other shares that are not subject to the CDSC;

■

shares held the longest during the holding period.

Waiver of CDSCs — A and C Class Shares

A shareholder may qualify for a CDSC waiver under certain circumstances. To have your CDSC waived, you must advise the Funds' transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of redemption. If you or your financial intermediary do not let the Funds' transfer agent know that you are eligible for a waiver, you may not receive a waiver to which might otherwise be otherwise entitled.

The CDSC may be waived if:

■

The redemption is due to a shareholder's death or post-purchase disability;

■

The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value;

■

The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to the termination of the plan or the transfer of the plan to another financial institution;

■

The redemption is for a mandatory withdrawal from a traditional IRA account after age 70½;

■

The redemption is due to involuntary redemptions by a Fund as a result of your account not meeting the minimum balance requirements, the termination and liquidation of a Fund, or other actions;

■

The redemption is from accounts for which the broker-dealer of record has entered into a written agreement with the Distributor (or Manager) allowing this waiver;

■

The redemption is to return excess contributions made to a retirement plan; or

■

The redemption is to return contributions made due to a mistake of fact.

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

Information regarding CDSC waivers for A and C Class shares is available, free of charge, on the Funds' website. Please visit www.americanbeaconfunds.com. You may also call (800) 658-5811 or consult with your financial advisor.

Purchase and Redemption of Shares

Eligibility

The A Class, C Class, Y Class, Investor Class, and Institutional Class shares offered in this Prospectus are available to eligible investors who meet the minimum initial investment. American Beacon Funds do not accept accounts registered to foreign individuals or entities, including foreign correspondent accounts. The Funds do not conduct operations and is not offered for purchase outside of the United States.

37	Prospectus – Fund Management

Subject to your eligibility, you may invest in a Fund directly or through intermediary organizations, such as broker-dealers, insurance companies, plan sponsors, third party administrators and retirement plans.

If you invest directly with a Fund, the fees and policies with respect to the Fund's shares that are outlined in this Prospectus are set by the Fund. The Manager and the Funds are not responsible for determining the suitability of the Funds or share class for any investor.

Because in most cases it is more advantageous for investors using an intermediary to purchase A Class shares than C Class shares for amounts of $1,000,000 or more, the Funds will decline a request to purchase C Class shares for $1,000,000 or more.

If you invest through a financial intermediary, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy, sell and exchange shares of the Funds. If you establish an account through a financial intermediary, the investment minimums described in this section may not apply. Investors investing in a Fund through a financial intermediary should consult with their financial intermediary to ensure they obtain any proper "breakpoint" discount and regarding the differences between available share classes. Your broker-dealer or financial intermediary also may charge fees that are in addition to those described in this Prospectus. Please contact your intermediary for information regarding investment minimums, how to purchase and redeem shares and applicable fees.

Minimum Initial Investment by Share Class

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$ 250
A; Investor	$2,500	$50	$ 250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Investor Class shares are also available to traditional individual retirement account ("IRA") and Roth IRA shareholders investing directly in the Fund. The minimum investment is $2,500.

The Manager may allow a reasonable period of time after opening an account for a Y Class or Institutional Class investor to meet the initial investment requirement. In addition, for investors such as trust companies and financial advisors who make investments for a group of clients, the minimum initial investment can be met through an aggregated purchase order for more than one client.

Opening an Account

You may open an account through your broker-dealer or other financial intermediary. Please contact your financial intermediary for more information on how to open an account. Shares you purchase through your broker dealer will normally be held in your account with that firm.

To open an account directly with the Funds, a completed, signed application is required. You may obtain an account application from the Funds' website  www.americanbeaconfunds.com or by calling 1-800-658-5811. Institutional shareholders should call 1-800-967-9009.

Complete the application, sign it and send it:

Regular Mail to: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643 (or institutional shareholders may fax to) (816) 374-7408	For Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105 (800) 658-5811

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be asked for information that will allow the Funds or your financial institution to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, and Social Security or other taxpayer identification numbers on the account or other documentation. The Funds are required by law to reject your new account application if the required identifying information is not provided.

The Fund reserves the right to liquidate a shareholder's account at the current day's NAV and remit proceeds via check if the Fund or a financial institution are unable to verify the shareholder's identity within three days of account opening.

Purchase Policies

Shares of the Funds are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the NYSE (whichever comes first) on each day on which the NYSE is open for business. If a purchase order is received by a Fund in good order prior to the Fund's deadline, the purchase price will be the NAV per share next determined on that day, plus any applicable sales charges. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that a Fund is open for business plus any applicable sales charge. Shares of a Fund will only be issued against full payment, as described more fully in this Prospectus and SAI.

The Funds have authorized certain third party financial intermediaries, such as broker-dealers, insurance companies, third party administrators and trust companies, to receive purchase and redemption orders on behalf of the Funds and to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. A Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will be priced at the Fund's next determined NAV after receipt by the financial intermediary or its designee. It is the responsibility of your broker-dealer or financial intermediary to transmit orders that will be received by the Funds in proper form and in a timely manner.

Fund shares may be purchased only in U.S. States and Territories in which they can be legally sold. Prospective investors should inquire as to whether shares of a Fund are available for offer and sale in their jurisdiction. Each Fund reserves the right to refuse purchases if, in the judgment of the Funds, the transaction would adversely affect the Funds and its shareholders. Each Fund has the right to reject any purchase order or cease offering any or all classes of shares at any time. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Funds will not accept ''starter'' checks, credit card checks, money orders, cashier's checks, or third party checks.

Prospectus – Fund Management	38

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the Funds or the Manager has incurred. Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted or canceled and the monies may be withheld.

Please refer to the section titled ''Frequent Trading and Market Timing'' for information on the Funds' policies regarding frequent purchases, redemptions, and exchanges.

Redemption Policies

If you purchased shares of the Funds through your financial intermediary, please contact your broker-dealer or other financial intermediary to sell shares of a Fund.

The redemption price will be the NAV next determined after a redemption request is received in good order, minus any applicable CDSC and/or redemption fees. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first).

Wire proceeds from redemption requests received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first) generally are transmitted to shareholders on the next day the Funds are open for business. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to ten days.

You may, within 90 days of redemption, reinvest all or part of the proceeds of your redemption of A or C Class shares of a Fund, without incurring any applicable additional sales charge, in the same class of another American Beacon Fund, by sending a written request and a check to your financial intermediary or directly to the Funds. Reinvestment must be into the same account from which you redeemed the shares or received the distribution. Proceeds from a redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Reinvestment will be at the NAV next calculated after the Funds receive your request. You must notify the Funds and your financial intermediary at the time of investment if you decide to exercise this privilege.

A redemption fee of 2% will be deducted from your redemption amount when you sell shares of the American Beacon SiM High Yield Opportunities Fund that you have owned for less than 90 days. The redemption fee is paid to the American Beacon SiM High Yield Opportunities Fund and is intended to discourage frequent trading and market timing. If you purchased shares on multiple dates, the shares you have held the longest will be redeemed first for purposes of assessing the redemption fee. The redemption fee does not apply to:

■

shares acquired through the reinvestment of dividends and distributions;

■

shares acquired through payroll contributions to a retirement or employee benefit plan;

■

shares redeemed through systematic redemption plans;

■

shares redeemed to return excess IRA contributions;

■

certain redemption transactions made within a retirement or employee benefit plan, such as minimum required distributions, loans and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant;

■

redemptions and exchanges effectuated pursuant to an intermediary's automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans;

■

redemption and exchange transactions made within a ''Qualified Wrap Program'' as defined in the section titled ''Frequent Trading and Market Timing;'' or

■

shares acquired to commence operations of the Funds.

Each Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of a Fund's investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the Funds' shareholders.

Although the Funds intend to redeem shares in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets held by a Fund. To the extent that a Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

Please refer to the section titled ''Frequent Trading and Market Timing'' for information on the Funds' policies regarding frequent purchases, redemptions, and exchanges

Exchange Policies

If you purchased shares of the Funds through your financial intermediary, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for its policies to effect an exchange.

Shares of any class of a Fund may be exchanged for shares of the same class of another American Beacon fund under certain limited circumstances. Shares of any class of a Fund may be exchanged for shares of another class of the same fund under certain limited circumstances. Since an exchange involves a concurrent purchase and redemption, please review the sections titled "Purchase Policies" and "Redemption Policies" for additional limitations that apply to purchase and redemptions. There is no front-end sales charge on exchanges between A Class shares of a Fund for A Class shares of another fund. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange to shares of another fund having CDSC however, shares exchanged between funds that impose a CDSC will be charged a CDSC if redeemed within 12 months or 18 months, as applicable, of the purchase of the initial shares.

Before exchanging shares, shareholders should consider how the exchange may affect any CDSC that might be imposed on the subsequent redemption of remaining shares.

If shares were purchased by check, a shareholder must have owned shares of the redeeming fund for at least ten days prior to exchanging out of one fund and into another.

The eligibility and minimum investment requirement must be met for the class into which the shareholder is exchanging. Fund shares may be acquired through exchange only in U.S. states and Territories in which they can be legally sold. Each Fund reserves the right to charge a fee and to modify or terminate the exchange privilege at any time. Each Fund reserves the right to refuse exchange requests if, in the judgment of a Fund, the transaction would adversely affect the Fund and its shareholders. Please refer to the section titled "Frequent Trading and Market Timing" for information on the Funds' policies regarding frequent purchases, redemptions, and exchanges.

39	Prospectus – Fund Management

For federal income tax purposes, the conversion of shares of one share class for shares of a different share class of the same funds will not result in the realization of a capital gain or loss. However, an exchange of shares of one fund for shares of a different fund is considered a sale and a purchase, respectively, and may result in a gain or loss for tax purposes. There can be no assurance of any particular tax treatment, however, and you are urged and advised to consult with your own tax advisor before entering into a fund or share class exchange.

How to Purchase, Redeem or Exchange Shares

If your account is through a broker-dealer or other financial intermediary, please contact them directly to purchase, redeem or exchange shares of the Funds. Your broker-dealer or financial intermediary can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your broker dealer or financial intermediary will transmit your request to a Fund and may charge you a fee for this service. A Fund will not accept a purchase order of $1,000,000 or more for C Class shares if the purchase is known to be on behalf of a single investor (not including dealer "street name" or omnibus accounts). Dealers, other financial intermediaries or fiduciaries purchasing shares for their customers are responsible for determining the suitability of a particular share class for an investor.

You should include the following information with any order:

• Your name/Account registration

• Your account number

• Type of Transaction requested

• Name(s) and fund number(s) of funds and class(es)

• Dollar amount or number of shares

Transactions for direct shareholders are conducted through:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class Only)
Mail	American Beacon Funds PO Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105

Purchases by Wire:

Send a bank wire to State Street Bank and Trust Co. with these instructions:

• ABA# 0110-0002-8; AC-9905-342-3,

• Attn: American Beacon Funds

• the fund name and fund number, and

• shareholder account number and registration.

Redemption Proceeds will be mailed to account of record or transmitted to commercial bank designated on the account application form.

Share Class	Minimum Initial Investment Amount	Minimum Subsequent Investment Amount
C	$ 1,000	$250
A	$ 2,500	$250
Investor	$ 2,500	$250
Y	$100,000	None
Institutional	$250,000	None

Supporting documents may be required for redemptions by estates, trusts, guardianships, custodians, corporations, and welfare, pension and profit sharing plans. Redemption requests must also include authorized signature(s) of all persons required to sign for the account. Call 1-800-658-5811 for instructions.

To protect the Fund and your account from fraud, a STAMP 2000 Medallion signature guarantee is required for redemption orders:

• with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application, or

• for an account whose address has changed within the last 30 days if proceeds are sent by check.

• for amounts greater than $100,000.

• The Fund only accepts STAMP 2000 Medallion signature guarantees, which may be obtained at participating banks broker-dealers and credit unions. A notary public cannot provide a signature guarantee. Call 1-800-658-5811 for instructions and further assistance.

Payments to Financial Intermediaries

The Funds and their affiliates (at their own expense) may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

Prospectus – Fund Management	40

The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Funds. To the extent that a Fund pays any such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Manager, the Funds or their transfer agent. To the extent a Fund affiliate pays such compensation, it would likely include amounts from that affiliate's own resources and constitute what is sometimes referred to as "revenue sharing.''

Compensation received by a financial intermediary from the Manager or another Fund affiliate may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding a Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature. Any compensation received by a financial intermediary, whether from a Fund or its affiliate(s), and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the shares of a Fund, or a certain class of shares of a Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of a Fund within its organization by, for example, placing it on a list of preferred funds. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this prospectus.

General Policies

If a shareholder's account balance falls below the following minimum levels, the shareholder may be asked to increase the balance.

Share Class	Account Balance
A	$ 2,500
C	$ 1,000
Investor	$ 2,500
Y	$25,000
Institutional	$75,000

If the account balance remains below the applicable minimum account balance after 45 days, each Fund reserves the right to close the account and send the proceeds to the shareholder. IRAs will be charged an annual maintenance fee of $15.00 by the Custodian for maintaining either a traditional IRA or a Roth IRA. Each Fund reserves the authority to modify minimum account balances in its discretion.

A Signature Validation Program (''SVP'') stamp may be required in order to change an account's registration or banking instructions. You may obtain a SVP stamp at participating banks, broker-dealers and credit unions, but not from a notary public. The SVP stamp is analogous to the STAMP 2000 Medallion guarantee in that it is provided at similar institutions. However, it is used only for non-financial transactions.

The following policies apply to instructions you may provide to the Funds by telephone:

■

The Funds, their officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.

■

The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone are genuine.

■

Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

Each Fund reserves the right to:

■

liquidate a shareholder's account at the current day's NAV and remit proceeds via check if the Funds or a financial institution are unable to verify the shareholder's identity within three business days of account opening,

■

seek reimbursement from the shareholder for any related loss incurred by a Fund if payment for the purchase of Fund shares by check does not clear the shareholder's bank, and

■

reject a purchase order and seek reimbursement from the shareholder for any related loss incurred by a Fund if funds are not received by the applicable wire deadline.

A shareholder will not be required to pay a CDSC when the registration for A Class or C Class shares is transferred to the name of another person or entity. The transfer may occur by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When A Class or C Class shares are transferred, any applicable CDSC will continue to apply to the transferred shares and will be calculated as if the transferee had acquired the shares in the same manner and at the same time as the transferring shareholder.

Escheatment

Please be advised that certain state escheatment laws may require a Fund to turn over your mutual fund account to the state listed in your account registration as abandoned property unless you contact the Funds. Many states have added ''inactivity'' or the absence of customer initiated contact as a component of their rules and guidelines for the escheatment of unclaimed property. These states consider property to be abandoned when there is no shareholder initiated activity on an account for at least three (3) to five (5) years.

Depending on the laws in your jurisdiction, customer initiated contact might be achieved by one of the following methods:

■

Sending a letter to American Beacon Funds via the United States Post Office,

■

Speaking to a Customer Service Representative on the phone after you go through a security verification process. For residents of certain states, contact cannot be made by phone but must be in writing or through the funds secure web application.

■

Accessing your account through the funds secure web application,

■

Cashing checks that are received and are made payable to the owner of the account.

The Funds, the Manager, and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with escheatment laws. To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer's and/or Controller's Offices.  If you do not hold your shares directly with a Fund, you should contact your broker-dealer, retirement plan, or other third party, intermediary regarding applicable state escheatment laws.

41	Prospectus – Fund Management

Contact information:

American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643
1-800-658-5811
www.americanbeaconfunds.com

Frequent Trading and Market Timing

Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of a Fund's NAV, (ii) an increase in a Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies. Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in a Fund's NAV is known as market timing.

The Funds' Board of Trustees has adopted policies and procedures intended to discourage frequent trading and market timing. These policies include a 2% redemption fee imposed on shares of the American Beacon SiM High Yield Opportunities Fund that are sold within 90 days of purchase. The redemption fee is described further in the ''Redemption Policies'' section. Shareholders may transact one ''round trip'' in a Fund in any rolling 90-day period. A ''round trip'' is defined as two transactions, each in an opposite direction. A round trip may involve either (i) a purchase or exchange into a Fund followed by a redemption or exchange out of a Fund or (ii) a redemption or exchange out of a Fund followed by a purchase or exchange into a Fund. If the Manager detects that a shareholder has exceeded one round trip in a Fund in any rolling 90-day period, the Manager, without prior notice to the shareholder, will prohibit the shareholder from making further purchases of that Fund. In general, each Fund reserves the right to reject any purchase order, terminate the exchange privilege, or liquidate the account of any shareholder that the Manager determines has engaged in frequent trading or market timing, regardless of whether the shareholder's activity violates any policy stated in this Prospectus. Additionally, the Manager may in its discretion, reject any purchase or exchange into the Fund from any individual investor, institutional investor, or group whose trading activity could disrupt the management of a Fund or dilute the value of the Fund's shares, including collective trading (e.g. following the advice of an investment newsletter). Such investors may be barred from future purchases of American Beacon Funds.

The round-trip limit does not apply to the following transaction types:

■

shares acquired through the reinvestment of dividends and other distributions;

■

systematic purchases and redemptions;

■

shares redeemed to return excess IRA contributions; or

■

certain transactions made within a retirement or employee benefit plan, such as payroll contributions, minimum required distributions, loans, and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant.

Financial intermediaries that offer Fund shares, such as broker-dealers, third party administrators of retirement plans, and trust companies, will be asked to enforce the Funds' policies to discourage frequent trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Funds that they are currently unable to enforce the Funds' policies on an automated basis. In those instances, the Manager will monitor trading activity of the intermediary in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Funds' policies. A Fund may defer to an intermediary's policies. For more information, please contact the financial intermediary through which you invest in the Funds.

The Manager monitors trading activity in the Funds to attempt to identify shareholders engaged in frequent trading or market timing. The Manager may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time. The ability of the Manager to detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary's provision of information necessary to identify transactions by the underlying investors. The Funds have entered into agreements with the intermediaries that service the Funds' investors, pursuant to which the intermediaries agree to provide information on investor transactions to the Funds and to act on the Funds' instructions to restrict transactions by investors who the Manager has identified as having violated the Funds' policies and procedures to deter frequent trading and market timing.

Wrap programs offered by certain intermediaries may be designated ''Qualified Wrap Programs'' by a Fund based on specific criteria established by the Funds and a certification by the intermediary that the criteria have been met. A Qualified Wrap Program is a wrap program whose sponsoring intermediary: (i) certifies that it has investment discretion over $50 million or more in client assets invested in mutual funds at the time of the certification, (ii) certifies that it directs transactions in accounts participating in the wrap program(s) in concert with changes in a model portfolio; (iii) provides the Manager a description of the wrap program(s); and (iv) managed by an intermediary that agrees to provide the Manager sufficient information to identify individual accounts in the intermediary's wrap program(s). For purposes of applying the round-trip limit, transactions initiated by clients invested in a Qualified Wrap Program will not be matched to transactions initiated by the intermediary sponsoring the Qualified Wrap Program. For example, a client's purchase of a Fund followed within 90 days by the intermediary's redemption of the same Fund would not be considered a round trip. However, transactions initiated by a Qualified Wrap Program client are subject to the round-trip limit and will be matched to determine if the client has exceeded the round-trip limit. In addition, the Manager will monitor transactions initiated by Qualified Wrap Program intermediaries to determine whether any intermediary has engaged in frequent trading or market timing. If the Manager determines that an intermediary has engaged in activity that is harmful to a Fund, the Manager will revoke the intermediary's Qualified Wrap Program status. Upon termination of status as a Qualified Wrap Program, all account transactions will be matched for purposes of testing compliance with the Fund's frequent trading and market timing policies, including any applicable redemption fees.

Each Fund reserves the right to modify the frequent trading and market timing policies and procedures and grant or eliminate waivers to such policies and procedures at any time without advance notice to shareholders. There can be no assurance that the Funds' policies and procedures to deter frequent trading and market timing will have the intended effect nor that the Manager will be able to detect frequent trading and market timing.

Distributions and Taxes

Each Fund distributes most or all of its net earnings in the form of dividends from net investment income ("dividends) and distributions of realized net capital gains ("capital gain distributions") and net gains from foreign currency transactions (sometimes referred to below collectively as "distributions").  The Funds do not have a fixed dividend rate and do not guarantee they will pay any distributions in any particular period. Distributions paid by the Funds with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the services and/or fees applicable to certain classes of shares. Monthly distributions are paid on the first business day of the following month. Distributions are paid as follows:

Prospectus – Fund Management	42

American Beacon Fund	Dividends Paid	Other Distributions Paid
Zebra Global Equity	Annually	Annually
Zebra Small Cap Equity	Annually	Annually
SiM High Yield Opportunities	Monthly	Annually
The London Company Income Equity	Monthly	Annually

Options for Receiving Dividends and Other Distributions

When you open your Fund account, you can specify on your application how you want to receive distributions. To change that option, you must notify the transfer agent. Unless your account application instructs otherwise, distributions payable to you will be reinvested in additional Fund shares of the same class. There are four payment options available:

■

Reinvest All Distributions. You can elect to reinvest all dividends and capital gain distributions in additional shares of the same class of a Fund.

■

Reinvest Only Dividends or Capital Gains Distributions. You can elect to reinvest some types of distributions in Fund shares while receiving the other types of distributions by check or having them sent to your bank account by ACH. Different treatment applies to distributions of dividends and net capital gain (as defined in the table below).

■

Receive All Distributions in Cash. You can elect to receive all dividends and capital gain distributions by check or have them sent to your bank by ACH.

■

Reinvest Your Distributions in another American Beacon Fund. You can reinvest all of your dividends and capital gain distributions in shares of the same class of another American Beacon Fund that is available for exchanges. You must have an existing account in the same share class of the selected fund.

If you invest directly with the Funds, any election to receive distributions in cash and payable by check will only apply to distributions totaling $10.00 or more. Any distribution totaling less than $10.00 will be reinvested in Fund shares and will not be paid to you by check. This policy does not apply to you if you have elected to receive distributions that are directly deposited into your bank account.

If you select a cash distribution and the U.S. Postal Service cannot deliver your check, or if your check remains uncashed for six months, the Funds reserve the right to reinvest your distribution check in your account at the NAV on the day of the reinvestment and to reinvest all subsequent distributions in shares of the Funds. Interest will not accrue on amounts represented by uncashed distribution or redemption checks.

Shareholders investing in a Fund through a financial intermediary should discuss their options for receiving dividends and other distributions with their financial advisor.

Taxes

Any distributions are taxable to shareholders other than tax-qualified retirement accounts and other tax-exempt investors. However, the portion of the Fund's dividends derived from its investments in direct U.S. Government obligations, if any, is generally exempt from state and local income taxes. The following table outlines the typical status of transactions in taxable accounts:

Type of Transaction	Tax Status
Dividends from net investment income *	Ordinary income **
Distributions of excess of net short-term capital gain over net long-term capital loss *	Ordinary income
Distributions of net gains from certain foreign currency transactions *	Ordinary income
Distributions of excess of net long-term capital gain over net short-term capital loss ("net capital gain'') *	Long-term capital gains
Redemptions or exchanges of shares owned for more than one year	Long-term capital gains or losses
Redemptions or exchanges of shares owned for one year or less	Net gains are taxed at the same rate as ordinary income; net losses are subject to special rules
*	Whether reinvested or taken in cash.
**	Except for dividends that are attributable to ''qualified dividend income'' (as described below).

To the extent distributions are attributable to net capital gain that a Fund recognizes on sales or exchanges of capital assets they are subject to a 15% maximum federal income tax rate for individual and certain other non-corporate shareholders (''individuals'') (20% for individuals with taxable income exceeding certain thresholds, which amounts are indexed for inflation annually).

A portion of the dividends a Fund pays to individuals may be ''qualified dividend income'' (''QDI'') and thus eligible for the preferential rates that apply to net capital gain. QDI is the aggregate of dividends a Fund receives from most domestic corporations and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions with respect to the shares on which the dividends are paid.  To be eligible for those rates, a shareholder must meet similar restrictions with respect to his or her Fund shares.

A portion of the distributions a Fund pays may also be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period and other restrictions, but the eligible portion may not exceed the aggregate dividends a Fund receives from domestic corporations only. However, dividends that a corporate shareholder receives and deducts pursuant to the dividends-received deduction may be subject indirectly to the federal alternative minimum tax.

A shareholder may realize a taxable gain or loss when redeeming or exchanging shares. That gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the redeemed or exchanged shares were held. Any capital gain an individual shareholder recognizes on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the maximum federal income tax rates mentioned above.

A Fund shareholder who wants to use an acceptable basis determination method other than the average basis method (the Fund's default method) with respect to Fund shares, must elect to do so in writing, which may be electronic. A Fund, or its administrative agent, must report to the Internal Revenue Service and furnish to its shareholders the basis information for dispositions of Fund shares. See "Tax Information" in the SAI for a description of the rules regarding that election and a Fund's reporting obligation.

An individual must pay a 3.8% tax on the lesser of (1) the individual's ''net investment income,'' which generally includes dividends, interest, and net gains from the disposition of investment property (including distributions a Fund pays and net gains realized on the redemption or exchange of Fund shares), or (2)

43	Prospectus – Fund Management

the excess of the individual's ''modified adjusted gross income'' over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this tax may have on their investment in Fund shares.

The foregoing is only a summary of some of the important federal income tax considerations that may affect Fund shareholders who should consult their tax advisers regarding specific questions as to the effect of federal, state and local income taxes on an investment in a Fund. Each year, each Fund's shareholders will receive tax information to assist them in preparing their income tax returns.

Prospectus – Fund Management	44

Additional Information

Distribution and Service Plans

The Funds have adopted separate Distribution Plans for its A Class and C Class shares in accordance with Rule 12b-1 under the Investment Company Act, which allows the A Class and C Class shares to pay distribution and other fees for the sale of Fund shares and for other services provided to shareholders. Each Plan also authorizes the use of any fees received by the Manager in accordance with the Administration and Management Agreements, and any fees received by the sub-advisors pursuant to their Investment Advisory Agreements with the Manager, to be used for the sale and distribution of Fund shares. The Plans provide that the A Class shares of the Funds will pay up to 0.25% per annum of the average daily net assets attributable to the A Class, and the C Class shares of the Funds will pay up to 1.00% per annum of the average daily net assets attributable to the C Class to the Manager (or another entity approved by the Board).

The Funds have also adopted a shareholder services plan for its A Class, C Class, Investor Class, and Y Class shares for certain non-distribution shareholder services provided by financial intermediaries. The shareholder services plan authorizes annual payment of up to 0.25% of the average daily net assets attributable to the A Class shares, up to 0.25% of the average daily net assets attributable to the C Class shares, up to 0.375% of the average daily net assets attributable to the Investor Class shares, and up to 0.10% of the average daily net assets attributable to the Y Class shares of the Funds. Because these distribution and service plan fees are paid out of each Fund's A Class, C Class, Investor Class, and Y Class assets on an ongoing basis, over time these fees will increase the cost of your investment and may result in costs higher than other types of sales charges.

Portfolio Holdings

A complete list of holdings for the American Beacon The London Company Income Equity Fund and the American Beacon SiM High Yield Opportunities Fund is made available on the Funds' website on a monthly basis approximately twenty days after the end of each month and remains available for six months thereafter. A complete list of holdings for the other Funds is made available on the Funds' website on a quarterly basis. The holdings information is generally posted to the website approximately sixty days after the end of each calendar quarter and remains available for six months thereafter. A list of each Fund's ten largest holdings is made available on the Funds' website on a quarterly basis. The ten largest holdings of the Funds are generally posted to the website approximately fifteen days after the end of each calendar quarter and remain available until the next quarter. To access the holdings information, go to www.americanbeaconfunds.com. A Fund's ten largest holdings may also be accessed by selecting a particular Fund's fact sheet.

A description of the Funds' policies and procedures regarding the disclosure of portfolio holdings is available in the Funds' SAI, which you may access on the Fund's website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.

Delivery of Documents

If you are interested in electronic delivery of the Funds' summary prospectuses or shareholder reports, please go to www.americanbeaconfunds.com and click on ''Quick Links'' and then ''Register for E-Delivery.''

To reduce expenses, your financial institution may mail only one copy of the summary prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

45	Prospectus – Additional Information

Financial Highlights

The financial highlights tables are intended to help you understand each Fund's financial performance for the period of that Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in each Fund's table represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and other distributions). The information in the financial highlights has been derived from the Funds' financial statements audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Funds' financial statements, is included in the Funds' Annual Report, which you may obtain upon request.

American Beacon Zebra Global Equity Fund
	Institutional Class
	Year Ended August 31,				June 01 to August 31,
For a share outstanding throughout the period:	2014	2013	2012	2011	2010
Net asset value, beginning of period	$13.33	$12.57	$11.46	$10.10	$10.00
Income from investment operations:
Net investment income (loss)	0.14	0.46	0.39	0.23	0.05
Net gains from investments (both realized and unrealized)	2.15	1.51	0.84	1.41	0.05
Total income from investment operations	2.29	1.97	1.23	1.64	0.10
Less distributions:
Dividends from net investment income	(0.13)	(0.35)	(0.12)	(0.17)	—
Distributions from net realized gains	(2.78)	(0.86)	—	(0.11)	—
Return of capital	—	—	—	—	—
Total distributions	(2.91)	(1.21)	(0.12)	(0.28)	—
Net asset value, end of period	$12.71	$13.33	$12.57	$11.46	$10.10
Total return B	19.17%	16.75%	10.85%	16.19%	1.00	% C
Ratios and supplemental data:
Net assets, end of period (in thousands)	$706	$656	$899	$1,776	$1,005
Ratios to average net assets:
Expenses, before reimbursements	2.55%	2.56%	1.84%	2.38%	6.33	% D
Expenses, net of reimbursements	0.79%	0.79%	0.79%	0.77%	0.79	% D
Net investment income (loss), before reimbursements	(0.25)%	0.59%	0.62%	(0.16)%	(3.63	)% D
Net investment income, net of reimbursements	1.51%	2.37%	1.67%	1.45%	1.91	% D
Portfolio turnover rate	63%	164%	66%	24%	0.00	% C,E

A	Based on average shares outstanding.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from June 1 through August 31, 2010.

Prospectus – Additional Information	46

American Beacon Zebra Global Equity Fund
	Y Class
	Year Ended August 31,				June 01 to August 31,
For a share outstanding throughout the period:	2014	2013	2012	2011	2010
Net asset value, beginning of period	$13.45	$12.68	$11.58	$10.10	$10.00
Income from investment operations:
Net investment income (loss)	(0.04)	0.44	0.38	0.13	0.02	A
Net gains from investments (both realized and unrealized)	2.34	1.54	0.84	1.51	0.08
Total income from investment operations	2.30	1.98	1.22	1.64	0.10
Less distributions:
Dividends from net investment income	(0.17)	(0.35)	(0.12)	(0.05)	—
Distributions from net realized gains	(2.78)	(0.86)	—	(0.11)	—
Return of capital	—	—	—	—	—
Total distributions	(2.95)	(1.21)	(0.12)	(0.16)	—
Net asset value, end of period	$12.80	$13.45	$12.68	$11.58	$10.10
Total return B	19.08%	16.60%	10.68%	16.18%	1.00	% C
Ratios and supplemental data:
Net assets, end of period (in thousands)	$575	$210	$285	$768	$84
Ratios to average net assets:
Expenses, before reimbursements	2.50%	2.58%	1.91%	2.57%	6.00	% D
Expenses, net of reimbursements	0.89%	0.89%	0.89%	0.86%	0.89	% D
Net investment income (loss), before reimbursements	(0.05)%	0.60%	0.53%	(0.42)%	(3.24	)% D
Net investment income, net of reimbursements	1.55%	2.29%	1.54%	1.29%	1.87	% D
Portfolio turnover rate	63%	164%	66%	24%	0.00	% C,E

A	Based on average shares outstanding.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from June 1 through August 31, 2010.

47	Prospectus – Additional Information

American Beacon Zebra Global Equity Fund
	Investor Class
	Year Ended August 31,				June 01 to August 31,
For a share outstanding throughout the period:	2014	2013	2012	2011	2010
Net asset value, beginning of period	$13.46	$12.64	$11.53	$10.08	$10.00
Income from investment operations:
Net investment income (loss)	0.34	0.35	0.18	0.09	0.03	A
Net gains from investments (both realized and unrealized)	1.92	1.59	1.02	1.51	0.05
Total income from investment operations	2.26	1.94	1.20	1.60	0.08
Less distributions:
Dividends from net investment income	(0.23)	(0.26)	(0.09)	(0.04)	—
Distributions from net realized gains	(2.78)	(0.86)	—	(0.11)	—
Return of capital	—	—	—	—	—
Total distributions	(3.01)	(1.12)	(0.09)	(0.15)	—
Net asset value, end of period	$12.71	$13.46	$12.64	$11.53	$10.08
Total return B	18.80%	16.24%	10.47%	15.86%	0.80	% C
Ratios and supplemental data:
Net assets, end of period (in thousands)	$818	$1,365	$2,159	$4,160	$114
Ratios to average net assets:
Expenses, before reimbursements	2.87%	2.90%	2.25%	2.45%	6.12	% D
Expenses, net of reimbursements	1.17%	1.17%	1.17%	1.14%	0.93	% D
Net investment income (loss), before reimbursements	(0.48)%	0.28%	0.17%	(0.23)%	(3.86	)% D
Net investment income, net of reimbursements	1.22%	2.01%	1.26%	1.08%	1.33	% D
Portfolio turnover rate	63%	164%	66%	24%	0.00	% C,E

A	Based on average shares outstanding.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from June 1 through August 31, 2010.

Prospectus – Additional Information	48

American Beacon Zebra Global Equity Fund
	A Class
	Year Ended August 31,				June 01 to August 31,
For a share outstanding throughout the period:	2014	2013	2012	2011	2010
Net asset value, beginning of period	$13.47	$12.65	$11.54	$10.08	$10.00
Income from investment operations:
Net investment income (loss)	0.15	0.37	0.14	0.03	0.03
Net gains from investments (both realized and unrealized)	2.11	1.55	1.04	1.56	0.05
Total income from investment operations	2.26	1.92	1.18	1.59	0.08
Less distributions:
Dividends from net investment income	(0.14)	(0.24)	(0.07)	(0.02)	—
Distributions from net realized gains	(2.78)	(0.86)	—	(0.11)	—
Return of capital	—	—	—	—	—
Total distributions	(2.92)	(1.10)	(0.07)	(0.13)	—
Net asset value, end of period	$12.81	$13.47	$12.65	$11.54	$10.08
Total return B	18.71%	16.08%	10.33%	15.74%	0.80	% C
Ratios and supplemental data:
Net assets, end of period (in thousands)	$4,410	$4,390	$9,945	$7,369	$1
Ratios to average net assets:
Expenses, before reimbursements	3.02%	2.93%	2.40%	2.26%	7.17	% D
Expenses, net of reimbursements	1.27%	1.29%	1.29%	1.25%	1.32	% D
Net investment income (loss), before reimbursements	(0.63)%	0.28%	0.13%	(0.11)%	(4.53	)% D
Net investment income, net of reimbursements	1.12%	1.93%	1.24%	0.90%	1.33	% D
Portfolio turnover rate	63%	164%	66%	24%	0.00	% C,E

A	Based on average shares outstanding.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from June 1 through August 31, 2010.

49	Prospectus – Additional Information

American Beacon Zebra Global Equity Fund
	C Class
	Year Ended August 31,			Year Ended August 31,
For a share outstanding throughout the period:	2014	2013	2012	2011
Net asset value, beginning of period	$13.36	$12.52	$11.46	$10.32
Income from investment operations:
Net investment income (loss)	(0.03)	0.18	0.06	0.02
Net gains from investments (both realized and unrealized)	2.17	1.63	1.03	1.25
Total income from investment operations	2.14	1.81	1.09	1.27
Less distributions:
Dividends from net investment income	(0.01)	(0.11)	(0.03)	(0.02)
Distributions from net realized gains	(2.78)	(0.86)	—	(0.11)
Return of capital	—	—	—	—
Total distributions	(2.79)	(0.97)	(0.03)	(0.13)
Net asset value, end of period	$12.71	$13.36	$12.52	$11.46
Total return B	17.76%	15.24%	9.50%	12.24%
Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,015	$261	$447	$437
Ratios to average net assets:
Expenses, before reimbursements	3.71%	3.74%	3.18%	3.92%
Expenses, net of reimbursements	2.02%	2.04%	2.04%	1.96%
Net investment income (loss), before reimbursements	(1.22)%	(0.55)%	(0.67)%	(1.76)%
Net investment income, net of reimbursements	0.47%	1.16%	0.47%	0.21%
Portfolio turnover rate	63%	164%	66%	24%

A	Based on average shares outstanding.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from June 1 through August 31, 2010.

Prospectus – Additional Information	50

American Beacon Zebra Small Cap Equity Fund
	Institutional Class
	Year Ended August 31,				June 01 to August 31,
For a share outstanding throughout the period:	2014	2013	2012	2011	2010
Net asset value, beginning of period	$13.66	$12.40	$11.30	$9.63	$10.00
Income from investment operations:
Net investment income (loss)	0.14	0.46	0.27	0.17	0.03
Net gains (losses) from investments (both realized and unrealized)	2.12	2.79	1.15	1.66	(0.40)
Total income (loss) from investment operations	2.26	3.25	1.42	1.83	(0.37)
Less distributions:
Dividends from net investment income	—	(1.17)	(0.10)	(0.11)	—
Distributions from net realized gains	(1.56)	(0.82)	(0.22)	(0.05)	—
Return of capital	—	—	—	—	—
Total distributions	(1.56)	(1.99)	(0.32)	(0.16)	—
Net asset value, end of period	$14.36	$13.66	$12.40	$11.30	$9.63
Total return B	16.67%	29.81%	12.78%	18.93%	(3.70	)% C
Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,606	$1,522	$923	$1,325	$959
Ratios to average net assets:
Expenses, before reimbursements	1.64%	2.77%	3.18%	3.24%	18.32	% D
Expenses, net of reimbursements	0.99%	0.99%	0.99%	0.99%	0.99	% D
Net investment income (loss), before reimbursements	0.33%	(0.28)%	(0.71)%	(1.16)%	(16.04	)% D
Net investment income (loss), net of reimbursements	0.99%	1.50%	1.48%	1.09%	1.28	% D
Portfolio turnover rate	76%	89%	103%	66%	1	% C,E

A	Based on average shares outstanding.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from June 1 through August 31, 2010.

51	Prospectus – Additional Information

American Beacon Zebra Small Cap Equity Fund
	Y Class
	Year Ended August 31,				June 01 to August 31,
For a share outstanding throughout the period:	2014	2013	2012	2011	2010
Net asset value, beginning of period	$13.79	$12.46	$11.36	$9.62	$10.00
Income from investment operations:
Net investment income (loss)	0.56	0.37	0.06	0.15	0.03
Net gains (losses) from investments (both realized and unrealized)	1.71	2.89	1.37	1.66	(0.41)
Total income (loss) from investment operations	2.27	3.26	1.43	1.81	(0.38)
Less distributions:
Dividends from net investment income	—	(1.11)	(0.11)	(0.02)	—
Distributions from net realized gains	(1.56)	(0.82)	(0.22)	(0.05)	—
Return of capital	—	—	—	—	—
Total distributions	(1.56)	(1.93)	(0.33)	(0.07)	—
Net asset value, end of period	$14.50	$13.79	$12.46	$11.36	$9.62
Total return B	16.59%	29.65%	12.78%	18.81%	(3.80	)% C
Ratios and supplemental data:
Net assets, end of period (in thousands)	$8,168	$1,693	$1,174	$255	$1
Ratios to average net assets:
Expenses, before reimbursements	1.65%	2.79%	3.39%	3.08%	183.72	% D
Expenses, net of reimbursements	1.09%	1.09%	1.09%	1.09%	1.09	% D
Net investment income (loss), before reimbursements	0.19%	(0.23)%	(0.81)%	(1.25)%	(181.45	)% D
Net investment income (loss), net of reimbursements	0.75%	1.47%	1.49%	0.75%	1.18	% D
Portfolio turnover rate	76%	89%	103%	66%	1	% C,E

A	Based on average shares outstanding.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from June 1 through August 31, 2010.

Prospectus – Additional Information	52

American Beacon Zebra Small Cap Equity Fund
	Investor Class
	Year Ended August 31,				June 01 to August 31,
For a share outstanding throughout the period:	2014	2013	2012	2011	2010
Net asset value, beginning of period	$13.73	$12.44	$11.31	$9.62	$10.00
Income from investment operations:
Net investment income (loss)	0.10	0.53	0.17	0.06	0.01	A
Net gains (losses) from investments (both realized and unrealized)	2.12	2.68	1.22	1.71	(0.39)
Total income (loss) from investment operations	2.22	3.21	1.39	1.77	(0.38)
Less distributions:
Dividends from net investment income	—	(1.10)	(0.04)	(0.03)	—
Distributions from net realized gains	(1.56)	(0.82)	(0.22)	(0.05)	—
Return of capital	—	—	—	—	—
Total distributions	(1.56)	(1.92)	(0.26)	(0.08)	—
Net asset value, end of period	$14.39	$13.73	$12.44	$11.31	$9.62
Total return B	16.27%	29.30%	12.45%	18.34%	(3.80	)% C
Ratios and supplemental data:
Net assets, end of period (in thousands)	$3,004	$3,302	$1,670	$2,207	$24
Ratios to average net assets:
Expenses, before reimbursements	1.86%	3.07%	3.60%	3.18%	55.64	% D
Expenses, net of reimbursements	1.37%	1.37%	1.37%	1.36%	1.36	% D
Net investment income (loss), before reimbursements	0.15%	(0.60)%	(1.14)%	(1.21)%	(53.84	)% D
Net investment income (loss), net of reimbursements	0.64%	1.11%	1.08%	0.61%	0.43	% D
Portfolio turnover rate	76%	89%	103%	66%	1	% C,E

A	Based on average shares outstanding.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from June 1 through August 31, 2010.

53	Prospectus – Additional Information

American Beacon Zebra Small Cap Equity Fund
	A Class
	Year Ended August 31,				June 01 to August 31,
For a share outstanding throughout the period:	2014	2013	2012	2011	2010
Net asset value, beginning of period	$13.75	$12.46	$11.32	$9.61	$10.00
Income from investment operations:
Net investment income (loss)	0.48	0.18	0.13	0.02	0.02
Net gains (losses) from investments (both realized and unrealized)	1.73	3.02	1.24	1.76	(0.41)
Total income (loss) from investment operations	2.21	3.20	1.37	1.78	(0.39)
Less distributions:
Dividends from net investment income	—	(1.09)	(0.01)	(0.02)	—
Distributions from net realized gains	(1.56)	(0.82)	(0.22)	(0.05)	—
Return of capital	—	—	—	—	—
Total distributions	(1.56)	(1.91)	(0.23)	(0.07)	—
Net asset value, end of period	$14.40	$13.75	$12.46	$11.32	$9.61
Total return B	16.17%	29.07%	12.28%	18.48%	(3.90	)% C
Ratios and supplemental data:
Net assets, end of period (in thousands)	$4,894	$2,081	$2,232	$2,451	$1
Ratios to average net assets:
Expenses, before reimbursements	2.05%	3.22%	3.71%	3.20%	186.19	% D
Expenses, net of reimbursements	1.47%	1.49%	1.49%	1.47%	1.49	% D
Net investment income (loss), before reimbursements	(0.14)%	(0.62)%	(1.26)%	(1.29)%	(183.90	)% D
Net investment income (loss), net of reimbursements	0.45%	1.11%	0.97%	0.43%	0.80	% D
Portfolio turnover rate	76%	89%	103%	66%	1	% C,E

A	Based on average shares outstanding.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from June 1 through August 31, 2010.

Prospectus – Additional Information	54

American Beacon Zebra Small Cap Equity Fund
	C Class
	Year Ended August 31,			Year Ended August 31,
For a share outstanding throughout the period:	2014	2013	2012	2011
Net asset value, beginning of period	$13.57	$12.28	$11.24	$9.94
Income from investment operations:
Net investment income (loss)	(0.33)	0.24	0.03	(0.02)
Net gains (losses) from investments (both realized and unrealized)	1.74	2.84	1.23	1.38
Total income (loss) from investment operations	2.07	3.08	1.26	1.36
Less distributions:
Dividends from net investment income	—	(0.97)	—	(0.01)
Distributions from net realized gains	(1.56)	(0.82)	(0.22)	(0.05)
Return of capital	—	—	—	—
Total distributions	(1.56)	(1.79)	(0.22)	(0.06)
Net asset value, end of period	$14.08	$13.57	$12.28	$11.24
Total return B	15.29%	28.20%	11.35%	13.64%
Ratios and supplemental data:
Net assets, end of period (in thousands)	$1,469	$695	$507	$410
Ratios to average net assets:
Expenses, before reimbursements	2.81%	3.95%	4.48%	4.35%
Expenses, net of reimbursements	2.22%	2.24%	2.24%	2.22%
Net investment income (loss), before reimbursements	(0.89)%	(1.38)%	(2.02)%	(2.44)%
Net investment income (loss), net of reimbursements	(0.30)%	0.33%	0.23%	(0.31)%
Portfolio turnover rate	76%	89%	103%	66%

A	Based on average shares outstanding.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from June 1 through August 31, 2010.

55	Prospectus – Additional Information

American Beacon SIM High Yield Opportunity Fund
	Institutional Class
	Year Ended August 31,			February 14 to August 31,
For a share outstanding throughout the period:	2014	2013	2012	2011
Net asset value, beginning of period	$10.16	$9.93	$9.42	$10.00
Income from investment operations:
Net investment income	0.64	0.75	0.77	0.37
Net gains (losses) from investments (both realized and unrealized)	0.47	0.26	0.51	(0.58)
Total income (loss) from investment operations	1.11	1.01	1.28	(0.21)
Less distributions:
Dividends from net investment income	(0.69)	(0.75)	(0.77)	(0.37)
Distributions from net realized gains	(0.23)	(0.03)	—	—
Total distributions	(0.92)	(0.78)	(0.77)	0.37
Redemption fees added to beneficial interests A	—	—	—	—
Net asset value, end of period	$10.35	$10.16	$9.93	$9.42
Total return B	11.34%	10.29%	14.19%	(2.24	)% C
Ratios and supplemental data:
Net assets, end of period (in thousands)	$75,389	$45,471	$62,790	$9,839
Ratios to average net assets:
Expenses, before reimbursements	0.86%	0.93%	1.06%	2.62	% D
Expenses, net of reimbursements	0.84%	0.84%	0.84%	0.82	% D
Net investment income, before reimbursements	5.88%	7.11%	7.90%	5.03	% D
Net investment income, net of reimbursements	5.90%	7.20%	8.12%	6.83	% D
Portfolio turnover rate	38%	65%	43%	20	% E

A	A Amounts represent less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from February 14, 2011, the inception date, through August 31, 2011, and is not annualized.

Prospectus – Additional Information	56

American Beacon SIM High Yield Opportunity Fund
	Y Class
	Year Ended August 31,			February 14 to August 31,
For a share outstanding throughout the period:	2014	2013	2012	2011
Net asset value, beginning of period	$10.14	$9.92	$9.41	$10.00
Income from investment operations:
Net investment income	0.64	0.73	0.76	0.36
Net gains (losses) from investments (both realized and unrealized)	0.46	0.25	0.51	(0.59)
Total income (loss) from investment operations	1.10	0.98	1.27	(0.23)
Less distributions:
Dividends from net investment income	(0.67)	(0.73)	(0.76)	(0.36)
Distributions from net realized gains	(0.23)	(0.03)	—	—
Total distributions	(0.90)	(0.76)	(0.76)	0.36
Redemption fees added to beneficial interests A	—	—	—	—
Net asset value, end of period	$10.34	$10.14	$9.92	$9.41
Total return B	11.33%	10.08%	14.09%	(2.44	)% C
Ratios and supplemental data:
Net assets, end of period (in thousands)	$247,179	$87,639	$19,129	$378
Ratios to average net assets:
Expenses, before reimbursements	0.94%	0.99%	1.09%	5.04	% D
Expenses, net of reimbursements	0.94%	0.93%	0.94%	0.92	% D
Net investment income, before reimbursements	5.77%	6.77%	7.92%	2.87	% D
Net investment income, net of reimbursements	5.77%	6.82%	8.07%	6.99	% D
Portfolio turnover rate	38%	65%	43%	20	% E

A	A Amounts represent less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from February 14, 2011, the inception date, through August 31, 2011, and is not annualized.

57	Prospectus – Additional Information

American Beacon SIM High Yield Opportunity Fund
	Investor Class
	Year Ended August 31,			February 14 to August 31,
For a share outstanding throughout the period:	2014	2013	2012	2011
Net asset value, beginning of period	$10.12	$9.90	$9.38	$10.00
Income from investment operations:
Net investment income	0.56	0.71	0.73	0.35
Net gains (losses) from investments (both realized and unrealized)	0.52	0.25	0.52	(0.62)
Total income (loss) from investment operations	1.08	0.96	1.25	(0.27)
Less distributions:
Dividends from net investment income	(0.65)	(0.71)	(0.73)	(0.35)
Distributions from net realized gains	(0.23)	(0.03)	—	—
Total distributions	(0.88)	(0.74)	(0.73)	(0.35)
Redemption fees added to beneficial interests A	—	—	—	—
Net asset value, end of period	$10.32	$10.12	$9.90	$9.38
Total return B	11.08%	9.84%	13.92%	(2.85	)% C
Ratios and supplemental data:
Net assets, end of period (in thousands)	$199,534	$248,052	$150,396	$4,894
Ratios to average net assets:
Expenses, before reimbursements	1.11%	1.15%	1.23%	2.78	% D
Expenses, net of reimbursements	1.11%	1.17%	1.19%	1.19	% D
Net investment income, before reimbursements	5.68%	6.81%	7.74%	5.14	% D
Net investment income, net of reimbursements	5.68%	6.79%	7.78%	6.73	% D
Portfolio turnover rate	38%	65%	43%	20	% E

A	A Amounts represent less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from February 14, 2011, the inception date, through August 31, 2011, and is not annualized.

Prospectus – Additional Information	58

American Beacon SIM High Yield Opportunity Fund
	A Class
	Year Ended August 31,			February 14 to August 31,
For a share outstanding throughout the period:	2014	2013	2012	2011
Net asset value, beginning of period	$10.15	$9.92	$9.41	$10.00
Income from investment operations:
Net investment income	0.57	0.69	0.72	0.34
Net gains (losses) from investments (both realized and unrealized)	0.49	0.26	0.51	(0.59)
Total income (loss) from investment operations	1.06	0.95	1.23	(0.25)
Less distributions:
Dividends from net investment income	(0.62)	(0.69)	(0.72)	(0.34)
Distributions from net realized gains	(0.23)	(0.03)	—	—
Total distributions	(0.85)	(0.72)	(0.72)	(0.34)
Redemption fees added to beneficial interests A	—	—	—	—
Net asset value, end of period	$10.36	$10.15	$9.92	$9.41
Total return B	10.87%	9.74%	13.63%	(2.61	)% C
Ratios and supplemental data:
Net assets, end of period (in thousands)	$93,061	$76,146	$42,832	$4,932
Ratios to average net assets:
Expenses, before reimbursements	1.33%	1.41%	1.53%	2.92	% D
Expenses, net of reimbursements	1.32%	1.35%	1.34%	1.31	% D
Net investment income, before reimbursements	5.44%	6.53%	7.44%	4.98	% D
Net investment income, net of reimbursements	5.45%	6.60%	7.62%	6.60	% D
Portfolio turnover rate	38%	65%	43%	20	% E

A	A Amounts represent less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from February 14, 2011, the inception date, through August 31, 2011, and is not annualized.

59	Prospectus – Additional Information

American Beacon SIM High Yield Opportunity Fund
	C Class
	Year Ended August 31,			February 14 to August 31,
For a share outstanding throughout the period:	2014	2013	2012	2011
Net asset value, beginning of period	$10.16	$9.94	$9.42	$10.00
Income from investment operations:
Net investment income	0.49	0.62	0.65	0.30
Net gains (losses) from investments (both realized and unrealized)	0.50	0.25	0.52	(0.58)
Total income (loss) from investment operations	0.99	0.87	1.17	(0.28)
Less distributions:
Dividends from net investment income	(0.52)	(0.62)	(0.65)	(0.30)
Distributions from net realized gains	(0.23)	(0.03)	—	—
Total distributions	(0.75)	(0.65)	(0.65)	(0.30)
Redemption fees added to beneficial interests A	—	—	—	—
Net asset value, end of period	$10.40	$10.16	$9.94	$9.42
Total return B	10.12%	8.81%	12.90%	(2.88	)% C
Ratios and supplemental data:
Net assets, end of period (in thousands)	$76,536	$60,830	$26,679	$1,239
Ratios to average net assets:
Expenses, before reimbursements	2.08%	2.15%	2.26%	4.03	% D
Expenses, net of reimbursements	2.07%	2.09%	2.09%	2.07	% D
Net investment income, before reimbursements	4.68%	5.76%	6.70%	3.98	% D
Net investment income, net of reimbursements	4.69%	5.82%	6.87%	5.94	% D
Portfolio turnover rate	38%	65%	43%	20	% E

A	A Amounts represent less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from February 14, 2011, the inception date, through August 31, 2011, and is not annualized.

Prospectus – Additional Information	60

American Beacon The London Company Income Equity Fund
	Institutional Class
	Year Ended August 31,		May 29 to August 31,
For a share outstanding throughout the period:	2014	2013	2012
Net asset value, beginning of period	$11.80	$10.49	$10.00
Net investment income	0.30	0.31	0.06
Net gains from investments (both realized and unrealized)	2.39	1.30	0.47
Total income from investment operations	2.69	1.61	0.53
Less distributions:
Dividends from net investment income	(0.28)	(0.29)	(0.04)
Distributions from net realized gains on securities	(0.09)	(0.01)	—
Distributions from return of capital	—	—	—
Total distributions	(0.37)	(0.30)	(0.04)
Net asset value, end of period	$14.12	$11.80	$10.49
Total return A,B	23.13%	15.55%	5.31	% C
Ratios and supplemental data:
Net assets, end of period (in thousands)	$58,277	$44,731	$10,331
Ratios to average net assets:
Expenses, before reimbursements	0.82%	1.13%	7.28	% D
Expenses, net of reimbursements	0.79%	0.79%	0.79	% D
Net investment income (loss), before reimbursements	2.31%	2.32%	(3.99	)% D
Net investment income, net of reimbursements	2.33%	2.66%	2.50	% D
Portfolio turnover rate	10%	15%	6	% CE

A

May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from May 29 through August 31, 2012.

61	Prospectus – Additional Information

American Beacon The London Company Income Equity Fund
	Y Class
	Year Ended August 31,		May 29 to August 31,
For a share outstanding throughout the period:	2014	2013	2012
Net asset value, beginning of period	$11.75	$10.49	$10.00
Net investment income	0.28	0.33	0.05
Net gains from investments (both realized and unrealized)	2.39	1.26	0.48
Total income from investment operations	2.67	1.59	0.53
Less distributions:
Dividends from net investment income	(0.27)	(0.32)	(0.04)
Distributions from net realized gains on securities	(0.09)	(0.01)	—
Distributions from return of capital	—	—	—
Total distributions	(0.36)	(0.33)	(0.04)
Net asset value, end of period	$14.06	$11.75	$10.49
Total return A,B	23.05%	15.45%	5.31	% C
Ratios and supplemental data:
Net assets, end of period (in thousands)	$122,715	$28,814	$551
Ratios to average net assets:
Expenses, before reimbursements	0.89%	1.09%	10.59	% D
Expenses, net of reimbursements	0.89%	0.89%	0.89	% D
Net investment income (loss), before reimbursements	2.24%	2.22%	(7.30	)% D
Net investment income, net of reimbursements	2.25%	2.42%	2.40	% D
Portfolio turnover rate	10%	15%	6	% CE

A

May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from May 29 through August 31, 2012.

Prospectus – Additional Information	62

American Beacon The London Company Income Equity Fund
	Investor Class
	Year Ended August 31,		May 29 to August 31,
For a share outstanding throughout the period:	2014	2013	2012
Net asset value, beginning of period	$11.76	$10.48	$10.00
Net investment income	0.26	0.27	0.05
Net gains from investments (both realized and unrealized)	2.39	1.29	0.47
Total income from investment operations	2.65	1.56	0.52
Less distributions:
Dividends from net investment income	(0.24)	(0.27)	(0.04)
Distributions from net realized gains on securities	(0.09)	(0.01)	—
Distributions from return of capital	—	—	—
Total distributions	(0.33)	(0.28)	(0.04)
Net asset value, end of period	$14.08	$11.76	$10.48
Total return A,B	22.83%	15.14%	5.21	% C
Ratios and supplemental data:
Net assets, end of period (in thousands)	$16,550	$8,840	$2,073
Ratios to average net assets:
Expenses, before reimbursements	1.06%	1.54%	10.14	% D
Expenses, net of reimbursements	1.10%	1.17%	1.17	% D
Net investment income (loss), before reimbursements	2.06%	1.86%	(6.99	)% D
Net investment income, net of reimbursements	2.02%	2.23%	1.99	% D
Portfolio turnover rate	10%	15%	6	% E

A

May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from May 29 through August 31, 2012.

63	Prospectus – Additional Information

American Beacon The London Company Income Equity Fund
	A Class
	Year Ended August 31,		May 29 to August 31,
For a share outstanding throughout the period:	2014	2013	2012
Net asset value, beginning of period	$11.70	$10.47	$10.00
Net investment income	0.24	0.31	0.05
Net gains from investments (both realized and unrealized)	2.37	1.23	0.46
Total income from investment operations	2.61	1.54	0.51
Less distributions:
Dividends from net investment income	(0.22)	(0.30)	(0.04)
Distributions from net realized gains on securities	(0.09)	(0.01)	—
Distributions from return of capital	—	—	—
Total distributions	(0.31)	(0.31)	(0.04)
Net asset value, end of period	$14.00	$11.70	$10.47
Total return A,B	22.58%	14.99%	5.11	% C
Ratios and supplemental data:
Net assets, end of period (in thousands)	$31,579	$12,109	$647
Ratios to average net assets:
Expenses, before reimbursements	1.28%	1.59%	11.94	% D
Expenses, net of reimbursements	1.27%	1.29%	1.29	% D
Net investment income (loss), before reimbursements	1.85%	1.93%	(8.87	)% D
Net investment income, net of reimbursements	1.86%	2.23%	1.78	% D
Portfolio turnover rate	10%	15%	6	% E

A

May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from May 29 through August 31, 2012.

Prospectus – Additional Information	64

American Beacon The London Company Income Equity Fund
	C Class
	Year Ended August 31,		May 29 to August 31,
For a share outstanding throughout the period:	2014	2013	2012
Net asset value, beginning of period	$11.66	$10.46	$10.00
Net investment income	0.15	0.24	0.04
Net gains from investments (both realized and unrealized)	2.35	1.21	0.46
Total income from investment operations	2.50	1.45	0.50
Less distributions:
Dividends from net investment income	(0.14)	(0.24)	(0.04)
Distributions from net realized gains on securities	(0.09)	(0.01)	—
Distributions from return of capital	—	—	—
Total distributions	(0.23)	(0.25)	(0.04)
Net asset value, end of period	$13.93	$11.66	$10.46
Total return A,B	21.69%	14.05%	5.01	% C
Ratios and supplemental data:
Net assets, end of period (in thousands)	$46,639	$8,015	$274
Ratios to average net assets:
Expenses, before reimbursements	2.02%	2.26%	13.83	% D
Expenses, net of reimbursements	2.01%	2.04%	2.04	% D
Net investment income (loss), before reimbursements	1.11%	1.09%	(10.65	)% D
Net investment income, net of reimbursements	1.12%	1.31%	1.14	% D
Portfolio turnover rate	10%	15%	6	% E

A

May include adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from May 29 through August 31, 2012.

65	Prospectus – Additional Information

Additional Information

Additional information about the Funds is found in the documents listed below. Request a free copy of these documents by calling 1-800-658-5811 or you may access them on the Funds' website at www.americanbeacon funds.com.

Annual Report/Semi-Annual Report

The Funds' Annual and Semi-Annual Reports list each Fund's actual investments as of the report's date. They also include a discussion by the Manager of market conditions and investment strategies that significantly affected the Fund's performance. The report of the Fund's Independent Registered Public Accounting Firm is included in the Annual Report.

Statement of Additional Information (''SAI'')

The SAI contains more details about the Funds and their investment policies. The SAI is incorporated in this prospectus by reference (it is legally part of this prospectus). A current SAI is on file with the SEC.

To obtain more information about the Fund or to request a copy of the documents listed above:

By Telephone:	Call 1-800-658-5811
By Mail:	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643
By E-mail:	americanbeaconfunds@ambeacon.com
On the Internet:	Visit our website at www.americanbeaconfunds.com Visit the SEC website at www.sec.gov

The SAI and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, 100 F Street, NE,Washington, D.C. 20549-1520. The SAI and other information about the Funds may also be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

American Beacon is a registered service mark of American Beacon Advisors, Inc. The American Beacon Funds, American Beacon Zebra Global Equity Fund, American Beacon Zebra Small Cap Equity Fund, American Beacon SiM High Yield Opportunities Fund and American Beacon The London Company Income Equity Fund are service marks of American Beacon Advisors, Inc.

SEC File Number 811-4984